      AIM INTERNATIONAL

      VALUE FUND

      -------------------------------------------------------------------------

      AIM International Value Fund seeks to achieve high total return.

                                                    AIM--Registered Trademark--
       PROSPECTUS
       DECEMBER 3, 2001

                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                     - is not FDIC insured;
                                     - may lose value; and
                                     - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                 INVEST WITH DISCIPLINE
      --Registered Trademark--               --Registered Trademark--

                          ----------------------------
                          AIM INTERNATIONAL VALUE FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
----------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
----------------------------------------------

PERFORMANCE INFORMATION                      2
----------------------------------------------

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
----------------------------------------------

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
----------------------------------------------

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
----------------------------------------------

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
----------------------------------------------

SHAREHOLDER INFORMATION                    A-1
----------------------------------------------

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-7

Pricing of Shares                          A-9

Taxes                                      A-9

OBTAINING ADDITIONAL INFORMATION    Back Cover
----------------------------------------------

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM INTERNATIONAL VALUE FUND
                          ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing at least 65% of its total assets in a diversified portfolio of foreign equity securities. The fund will normally invest in the securities of companies located in at least four different countries. The fund may invest up to 20% of its total assets in equity securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 35% of its total assets in investment-grade debt securities, or securities deemed by the portfolio managers to be of comparable quality. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers compare the price of a stock to various factors including shareholders' equity per share, historic return on equity, and the company's ability to reinvest earnings for future growth or to pay earnings in the form of dividends. They focus on securities that they believe have the best relative value and favorable prospects for continued growth. The fund's portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. In anticipation of or in response to adverse market conditions, the fund may temporarily also invest all or a portion of its assets in the securities of U.S. issuers. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

  The prices of foreign securities may be further affected by other factors, including

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ----------------------------
                          AIM INTERNATIONAL VALUE FUND
                          ----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                          ANNUAL
YEAR ENDED                                TOTAL
DECEMBER 31                               RETURNS
-----------                               -------
1996....................................   20.99%
1997....................................   12.98%
1998....................................   10.38%
1999....................................   21.64%
2000....................................  -10.98%

  The Class C shares' year-to-date total return as of September 30, 2001 was -22.59%.

  During the periods shown in the bar chart, the highest quarterly return was 18.48% (quarter ended December 31, 1999) and the lowest quarterly return was -16.70% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------
(for the periods ended                                                    SINCE       INCEPTION
December 31, 2000)                               1 YEAR     5 YEARS     INCEPTION       DATE
-------------------------------------------------------------------------------------------------
Class A                                         (15.21)%        N/A         7.10%     12/31/96
Class B                                         (14.85)%        N/A         2.52%     03/03/98
Class C                                         (11.76)%      10.32%       11.12%     05/01/95
MSCI EAFE(1)                                    (14.17)%       7.13%        7.23%(2)  04/30/95(2)
-------------------------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 20 developed countries.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                          ----------------------------
                          AIM INTERNATIONAL VALUE FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------
(fees paid directly
from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases
(as a percentage of
offering price)          5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                 None(1)   5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
-------------------------------------------------------
(expenses that are
deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           1.00%     1.00%     1.00%

Distribution and/or
Service (12b-1) Fees      0.35      1.00      1.00

Other Expenses            0.32      0.36      0.36

Total Annual Fund
Operating Expenses        1.67%     2.36%     2.36%
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) There is no guarantee that actual expenses will be the same as those shown in the table.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $710    $1,048    $1,407     $2,418
Class B    739     1,036     1,460      2,525
Class C    339       736     1,260      2,696
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $710    $1,048    $1,407     $2,418
Class B    239       736     1,260      2,525
Class C    239       736     1,260      2,696
----------------------------------------------

                          ----------------------------
                          AIM INTERNATIONAL VALUE FUND
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Global Asset Management (N.A.), Inc. (the subadvisor) is located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

  The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1997. Today, the advisor, together with its subsidiaries, advises or manages over 135 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended July 31, 2001, the advisor received compensation of 1.00% of average daily net assets.

PORTFOLIO MANAGERS

The sub-advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Ingrid E. Baker, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the subadvisor and/or its affiliates since 1999. From 1997 to 1999, she was a senior portfolio manager with HSBC Asset Management. From 1994 to 1997, she was a portfolio manager with AIG Global Investment Corp.

- Frank J. Crown, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1995.

- W. Lindsay Davidson, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1984.

- Michele T. Garren, Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the subadvisor and/or its affiliates since 1997.

- Erik B. Granade, Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the subadvisor and/or its affiliates since 1996.

- Charles F. Radtke, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 2000. From 1994 to 2000, he was a vice president, portfolio manager, and research analyst with Templeton Worldwide, Inc.

- Kent A. Starke, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1992.

- Stephen K. Thomas, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the subadvisor and/or its affiliates since 2000. He was a portfolio manager from 1999 to 2000 and a research analyst from 1997 to 1999 with SunTrust Capital Management. Prior to 1997, he was a full time student.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM International Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ----------------------------
                          AIM INTERNATIONAL VALUE FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal year ended 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for the prior fiscal years was audited by other public accountants. For more information regarding the most recent change in auditors, see the Statement of Additional Information.

                                                                                 CLASS A
                                            ---------------------------------------------------------------------------------
                                                                  SEVEN MONTHS                 YEAR ENDED DECEMBER 31,
                                               YEAR ENDED            ENDED              -------------------------------------
                                            JULY 31, 2001(a)    JULY 31, 2000(a)         1999           1998          1997(a)
                                            ----------------    ----------------        -------        -------        -------
Net asset value, beginning of period            $ 18.78             $ 19.92             $ 16.57        $ 14.99        $13.42(b)
----------------------------------------        -------             -------             -------        -------        ------
Income from investment operations:
  Net investment income                            0.08                0.08                0.13           0.09          0.17
----------------------------------------        -------             -------             -------        -------        ------
  Net gains (losses) on securities (both
    realized and unrealized)                      (2.64)              (1.22)               3.57           1.59          1.69
----------------------------------------        -------             -------             -------        -------        ------
    Total from investment operations              (2.56)              (1.14)               3.70           1.68          1.86
----------------------------------------        -------             -------             -------        -------        ------
Less distributions:
  Dividends from net investment income               --                  --               (0.28)         (0.10)        (0.07)
----------------------------------------        -------             -------             -------        -------        ------
  Distributions from net realized gains           (2.26)                 --               (0.07)            --         (0.22)
----------------------------------------        -------             -------             -------        -------        ------
    Total distributions                           (2.26)                 --               (0.35)         (0.10)        (0.29)
----------------------------------------        -------             -------             -------        -------        ------
Net asset value, end of period                  $ 13.96             $ 18.78             $ 19.92        $ 16.57        $14.99
----------------------------------------        -------             -------             -------        -------        ------
Total return(c)                                  (14.66)%             (5.72)%             22.54%         11.20%        13.84%
----------------------------------------        -------             -------             -------        -------        ------
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $27,870             $30,153             $31,412        $28,281        $8,444
----------------------------------------        -------             -------             -------        -------        ------
Ratio of expenses to average net assets:
  With fee waivers                                 1.57%(d)            1.54%(e)            1.51%          1.57%         1.71%
----------------------------------------        -------             -------             -------        -------        ------
  Without fee waivers                              1.67%(d)            1.64%(e)            1.72%          1.81%         1.81%
----------------------------------------        -------             -------             -------        -------        ------
Ratio of net investment income to
  average net assets                               0.49%(d)            0.70%(e)            0.71%          0.84%         0.83%
----------------------------------------        -------             -------             -------        -------        ------
Portfolio turnover rate                              23%                 18%                 24%             9%            9%
----------------------------------------        -------             -------             -------        -------        ------

(a)Calculated using average shares outstanding.

(b)Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(c)Does not include sales charges and is not annualized for periods less than one year.

(d)Ratios are based on average daily net assets of $29,594,681.

(e)Annualized.

                          ----------------------------
                          AIM INTERNATIONAL VALUE FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                                                    MARCH 3, 1998
                                                                                                                     (DATE SALES
                                                                                                                     COMMENCED)
                                                                                  SEVEN MONTHS       YEAR ENDED          TO
                                                               YEAR ENDED            ENDED          DECEMBER 31,    DECEMBER 31,
                                                            JULY 31, 2001(a)    JULY 31, 2000(a)        1999            1998
                                                            ----------------    ----------------    ------------    -------------
Net asset value, beginning of period                             $18.59              $19.81            $16.48          $16.21
--------------------------------------------------------         ------              ------            ------          ------
Income from investment operations:
 Net investment income (loss)                                     (0.05)              (0.01)            (0.01)             --
--------------------------------------------------------         ------              ------            ------          ------
 Net gains (losses) on securities (both realized and
   unrealized)                                                    (2.61)              (1.21)             3.56            0.27
========================================================         ======              ======            ======          ======
   Total from investment operations                               (2.66)              (1.22)             3.55            0.27
========================================================         ======              ======            ======          ======
Less distributions:
 Dividends from net investment income                                --                  --             (0.15)             --
--------------------------------------------------------         ------              ------            ------          ------
 Distributions from net realized gains                            (2.26)                 --             (0.07)             --
========================================================         ======              ======            ======          ======
   Total distributions                                            (2.26)                 --             (0.22)             --
========================================================         ======              ======            ======          ======
Net asset value, end of period                                   $13.67              $18.59            $19.81          $16.48
________________________________________________________         ______              ______            ______          ______
========================================================         ======              ======            ======          ======
Total return(b)                                                  (15.42)%             (6.16)%           21.70%           1.67%
________________________________________________________         ______              ______            ______          ______
========================================================         ======              ======            ======          ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $8,572              $5,883            $5,642          $4,289
________________________________________________________         ______              ______            ______          ______
========================================================         ======              ======            ======          ======
Ratio of expenses to average net assets:
 With fee waivers                                                  2.36%(c)            2.32%(d)          2.27%           2.32%(d)
--------------------------------------------------------         ------              ------            ------          ------
 Without fee waivers                                               2.36%(c)            2.32%(d)          2.38%           2.46%(d)
________________________________________________________         ______              ______            ______          ______
========================================================         ======              ======            ======          ======
Ratio of net investment income (loss) to average net
 assets                                                           (0.30)%(c)          (0.08)%(d)        (0.05)%          0.09%(d)
________________________________________________________         ______              ______            ______          ______
========================================================         ======              ======            ======          ======
Portfolio turnover rate                                              23%                 18%               24%              9%
________________________________________________________         ______              ______            ______          ______
========================================================         ======              ======            ======          ======

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,829,989.
(d)  Annualized.

                                                                                   CLASS C
                                             ------------------------------------------------------------------------------------
                                                                  SEVEN MONTHS
                                                YEAR ENDED           ENDED                     YEAR ENDED DECEMBER 31,
                                                 JULY 31,           JULY 31,        ---------------------------------------------
                                                 2001(a)            2000(a)         1999(a)       1998      1997(a)(b)    1996(b)
                                             ----------------   ----------------    --------    --------    ----------    -------
Net asset value, beginning of period             $ 18.58            $ 19.80         $ 16.48     $  14.93     $ 13.42      $ 11.13
-------------------------------------------      -------            -------         --------    --------     -------      -------
Income from investment operations:
 Net investment income (loss)                      (0.05)             (0.01)          (0.01)          --        0.01        (0.01)
-------------------------------------------      -------            -------         --------    --------     -------      -------
 Net gains (losses) on securities (both
   realized and unrealized)                        (2.61)             (1.21)           3.55         1.55        1.73         2.34
===========================================      =======            =======         ========    ========     =======      =======
   Total from investment operations                (2.66)             (1.22)           3.54         1.55        1.74         2.33
===========================================      =======            =======         ========    ========     =======      =======
Less distributions:
 Dividends from net investment income                 --                 --           (0.15)          --       (0.01)          --
-------------------------------------------      -------            -------         --------    --------     -------      -------
 Distributions from net realized gains             (2.26)                --           (0.07)          --       (0.22)       (0.04)
===========================================      =======            =======         ========    ========     =======      =======
   Total distributions                             (2.26)                --           (0.22)          --       (0.23)       (0.04)
===========================================      =======            =======         ========    ========     =======      =======
Net asset value, end of period                   $ 13.66            $ 18.58         $ 19.80     $  16.48     $ 14.93      $ 13.42
___________________________________________      _______            _______         ________    ________     _______      _______
===========================================      =======            =======         ========    ========     =======      =======
Total return(c)                                   (15.42)%            (6.16)%         21.64%       10.38%      12.98%       20.99%
___________________________________________      _______            _______         ________    ________     _______      _______
===========================================      =======            =======         ========    ========     =======      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $62,802            $89,084         $108,821    $105,083     $93,162      $51,916
___________________________________________      _______            _______         ________    ________     _______      _______
===========================================      =======            =======         ========    ========     =======      =======
Ratio of expenses to average net assets:
 With fee waivers                                   2.36%(d)           2.32%(e)        2.27%        2.32%       2.46%        2.50%
-------------------------------------------      -------            -------         --------    --------     -------      -------
 Without fee waivers                                2.36%(d)           2.32%(e)        2.38%        2.46%       2.46%        2.50%
___________________________________________      _______            _______         ________    ________     _______      _______
===========================================      =======            =======         ========    ========     =======      =======
Ratio of net investment income (loss) to
 average net assets                                (0.30)%(d)         (0.08)%(e)      (0.05)%       0.09%       0.08%       (0.16)%
___________________________________________      _______            _______         ________    ________     _______      _______
===========================================      =======            =======         ========    ========     =======      =======
Portfolio turnover rate                               23%                18%             24%           9%          9%           5%
___________________________________________      _______            _______         ________    ________     _______      _______
===========================================      =======            =======         ========    ========     =======      =======

(a) Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $75,891,710.
(e)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases(1)      charge on redemptions within six     charge on redemptions within
                                       years                                one year
- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares at      - Does not convert to Class A
                                       the end of the month which is        shares
                                       eight years after the date on
                                       which shares were purchased
                                       along with a pro rata portion
                                       of its reinvested dividends and
                                       distributions(2)
- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%         5.82%
$ 25,000 but less than $   50,000      5.25          5.54
$ 50,000 but less than $  100,000      4.75          4.99
$100,000 but less than $  250,000      3.75          3.90
$250,000 but less than $  500,000      3.00          3.09
$500,000 but less than $1,000,000      2.00          2.04
-------------------------------------------------------------

                                      A-1                            MCF--11/15

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%         4.99%
$ 50,000 but less than $  100,000      4.00          4.17
$100,000 but less than $  250,000      3.75          3.90
$250,000 but less than $  500,000      2.50          2.56
$500,000 but less than $1,000,000      2.00          2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%         1.01%
$100,000 but less than $  250,000      0.75          0.76
$250,000 but less than $1,000,000      0.50          0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.
  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.
  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1.0% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.
  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.
  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

MCF--11/15                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES
MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 25
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.
PURCHASE OPTIONS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.
By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #
By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

                                      A-3                            MCF--11/15

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

MCF--11/15                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH
RESERVE SHARES ACQUIRED BY EXCHANGE FOR
PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     -Class A shares of      - 1% if shares are
  shares of    Category I or II         redeemed within 18
  Category I   Fund                     months of initial
  or II Fund  -Class A shares of        purchase of Category
               Category III Fund        I or II Fund shares
              -AIM Cash Reserve
               Shares of AIM Money
               Market Fund

- Class A     -Class A shares of      - No CDSC
  shares of    Category III Fund
  Category    -Class A shares of
  III Fund     AIM Tax-Exempt Cash
               Fund
              -AIM Cash Reserve
               Shares of AIM Money
               Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH
RESERVE SHARES ACQUIRED BY EXCHANGE FOR
PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     -Class A shares of      - 1% if shares are
  shares of    Category I or II         redeemed within 18
  Category I   Fund                     months of initial
  or II Fund  -Class A shares of        purchase of Category
               Category III Fund        I or II Fund shares
              -AIM Cash Reserve
               Shares of AIM Money
               Market Fund

- Class A     -Class A shares of      - 1% if shares are
  shares of    Category I or II         redeemed within 18
  Category     Fund                     months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares

- Class A     -Class A shares of      - 0.25% if shares are
  shares of    Category III Fund        redeemed within 12
  Category    -Class A shares of        months of initial
  III Fund     AIM Tax-Exempt Cash      purchase of Category
               Fund                     III Fund shares
              -AIM Cash Reserve
               Shares of AIM Money
               Market Fund

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                      A-5                            MCF--11/15

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

MCF--11/15                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.
  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.
  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

                                      A-7                            MCF--11/15

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

MCF--11/15                            A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.
  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-9                            MCF--11/15

                          ----------------------------
                          AIM INTERNATIONAL VALUE FUND
                          ----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

-------------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request by
                             e-mail or download prospectuses,
                             annual or semiannual reports via
                             our website:
                             http://www.aimfunds.com

-------------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

------------------------------------
 AIM International Value Fund
 SEC 1940 Act file number: 811-3886
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   IVAL-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM REAL ESTATE FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Real Estate Fund seeks to achieve high total return.

       PROSPECTUS                                  AIM--Registered Trademark--
       DECEMBER 3, 2001

                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the funds. Please read
                                     it before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                     - is not FDIC insured;
                                     - may lose value; and
                                     - is not guaranteed by a bank.

[AIM LOGO APPEARS HERE]                                   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-7

Pricing of Shares                          A-9

Taxes                                      A-9

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in securities of domestic and foreign real-estate and real-estate related companies. The fund considers a company to be "principally engaged in the real estate industry" if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

  The fund may invest up to 35% of its total assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund may invest up to 100% of its assets in debt securities of companies related to the real estate industry. The fund will limit its investment in debt securities to those that are investment-grade or deemed by the fund's portfolio manager to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating expected returns, among other things. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  Because the fund focuses its investments in companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

  The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

  The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. REITs also are not diversified and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                           ANNUAL
YEAR ENDED                                 TOTAL
DECEMBER 31                                RETURNS
-----------                                -------
1996 ....................................  36.44%
1997 ....................................  18.88%
1998 .................................... -23.16%
1999 ....................................  -3.54%
2000 ....................................  28.25%

  The Class C shares' year-to-date total return as of September 30, 2001 was 6.24%.

  During the period shown in the bar chart, the highest quarterly return was 19.39% (quarter ended December 31, 1996) and the lowest quarterly return was -15.54% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------
(for the periods ended                         SINCE     INCEPTION
December 31, 2000)        1 YEAR   5 YEARS   INCEPTION       DATE
------------------------------------------------------------------
Class A                   22.98%      N/A       2.60%    12/31/96
Class B                   23.20%      N/A      (1.76)%   03/03/98
Class C                   27.25%     9.05%      9.61%    05/01/95
S&P 500(1)                (9.10)%   18.33%     20.11%(2) 04/30/95(2)
------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
----------------------------------------------------------
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)   4.75%      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds
whichever is  less)             None(1)   5.00%     1.00%
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------
(expenses that are deducted
from fund assets)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees                  0.90%     0.90%     0.90%

Distribution and/or Service
(12b-1) Fees                     0.35      1.00      1.00

Other Expenses                   0.54      0.53      0.53

Total Annual Fund
Operating Expenses               1.79      2.43      2.43
---------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) There is no guarantee that actual expenses will be the same as those shown in the table.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $648    $1,012    $1,399     $2,480
Class B    746     1,058     1,496      2,608
Class C    346       758     1,296      2,766
----------------------------------------------



You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $648    $1,012    $1,399     $2,480
Class B    246       758     1,296      2,608
Class C    246       758     1,296      2,766
----------------------------------------------

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (the subadvisor) is located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

  The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 135 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended July 31, 2001, the advisor received compensation of 0.90% of average daily net assets.

PORTFOLIO MANAGERS

The sub-advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1998. From 1995 to 1997, he was Senior Analyst and Associate Director of Research for Southwest Securities.

- Joe V. Rodriguez, Jr., Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1990.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1989.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Real Estate Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal year ended 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for the prior fiscal years was audited by other public accountants. For more information regarding the most recent change in auditors, see the Statement of Additional Information.

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                           SEVEN MONTHS
                                                              YEAR ENDED      ENDED         YEAR ENDED DECEMBER 31,
                                                               JULY 31,      JULY 31,     ---------------------------
                                                                 2001        2000(a)       1999     1998(a)    1997
                                                              ----------   ------------   -------   -------   -------
Net asset value, beginning of period                           $ 13.04       $ 10.61      $ 11.46   $15.74    $ 14.19(b)
------------------------------------------------------------   -------       -------      -------   -------   -------
Income from investment operations:
  Net investment income                                           0.50          0.30         0.42     0.58       0.34
------------------------------------------------------------   -------       -------      -------   -------   -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.54          2.38        (0.75)   (4.11)      2.39
------------------------------------------------------------   -------       -------      -------   -------   -------
    Total from investment operations                              1.04          2.68        (0.33)   (3.53)      2.73
------------------------------------------------------------   -------       -------      -------   -------   -------
Less distributions:
  Dividends from net investment income                           (0.52)        (0.25)       (0.52)   (0.50)     (0.44)
------------------------------------------------------------   -------       -------      -------   -------   -------
  Distributions from net realized gains                             --            --           --    (0.25)     (0.74)
------------------------------------------------------------   -------       -------      -------   -------   -------
    Total distributions                                          (0.52)        (0.25)       (0.52)   (0.75)     (1.18)
------------------------------------------------------------   -------       -------      -------   -------   -------
Net asset value, end of period                                 $ 13.56       $ 13.04      $ 10.61   $11.46    $ 15.74
------------------------------------------------------------   -------       -------      -------   -------   -------
Total return(c)                                                   8.23%        25.61%       (2.88)% (22.54)%    19.78%
------------------------------------------------------------   -------       -------      -------   -------   -------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $28,400       $23,187      $16,279   $20,087   $16,507
------------------------------------------------------------   -------       -------      -------   -------   -------
Ratio of expenses to average net assets:
  With fee waivers                                                1.63%(d)      1.62%(e)     1.61%    1.55%      1.60%
------------------------------------------------------------   -------       -------      -------   -------   -------
  Without fee waivers                                             1.79%(d)      2.05%(e)     1.73%    1.71%      1.70%
------------------------------------------------------------   -------       -------      -------   -------   -------
Ratio of net investment income to average net assets              3.88%(d)      4.49%(e)     3.70%    4.37%      3.26%
------------------------------------------------------------   -------       -------      -------   -------   -------
Portfolio turnover rate                                             85%           39%          52%      69%        57%
------------------------------------------------------------   -------       -------      -------   -------   -------

(a)Calculated using average shares outstanding.
(b)Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c)Does not include sales charges and is not annualized for periods less than one year.
(d)Ratios are based on average daily net assets of $24,923,716.
(e) Annualized.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                                                           MAY 3, 1998
                                                                                                           (DATE SALES
                                                                           SEVEN MONTHS                    COMMENCED)
                                                              YEAR ENDED      ENDED        YEAR ENDED          TO
                                                               JULY 31,      JULY 31,     DECEMBER 31,    DECEMBER 31,
                                                                 2001        2000(a)          1999           1998(a)
                                                              ----------   ------------   ------------   ---------------
Net asset value, beginning of period                           $ 13.07       $ 10.64         $11.48          $ 15.34
------------------------------------------------------------   -------       -------         ------          -------
Income from investment operations:
  Net investment income                                           0.41          0.25           0.32             0.37
------------------------------------------------------------   -------       -------         ------          -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.53          2.39          (0.72)           (3.58)
============================================================   =======       =======         ======          =======
    Total from investment operations                              0.94          2.64          (0.40)           (3.21)
============================================================   =======       =======         ======          =======
Less distributions:
  Dividends from net investment income                           (0.42)        (0.21)         (0.44)           (0.40)
------------------------------------------------------------   -------       -------         ------          -------
  Distributions from net realized gains                             --            --             --            (0.25)
============================================================   =======       =======         ======          =======
    Total distributions                                          (0.42)        (0.21)         (0.44)           (0.65)
============================================================   =======       =======         ======          =======
Net asset value, end of period                                 $ 13.59       $ 13.07         $10.64          $ 11.48
____________________________________________________________   _______       _______         ______          _______
============================================================   =======       =======         ======          =======
Total return(b)                                                   7.42%       %25.08%         (3.53)%         (21.02)%
____________________________________________________________   _______       _______         ______          _______
============================================================   =======       =======         ======          =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $16,917       $12,722         $9,839          $ 6,901
____________________________________________________________   _______       _______         ______          _______
============================================================   =======       =======         ======          =======
Ratio of expenses to average net assets:
  With fee waivers                                                2.36%(c)      2.37%(c)       2.35%            2.31%(d)
------------------------------------------------------------   -------       -------         ------          -------
  Without fee waivers                                             2.43%(c)      2.70%(c)       2.37%            2.35%(d)
============================================================   =======       =======         ======          =======
Ratio of net investment income to average net assets              3.15%(c)      3.73%(c)       2.96%            3.62%(d)
____________________________________________________________   _______       _______         ______          _______
============================================================   =======       =======         ======          =======
Portfolio turnover rate                                             85%           39%            52%              69%
____________________________________________________________   _______       _______         ______          _______
============================================================   =======       =======         ======          =======

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $14,239,705.
(d) Annualized.


                                                                                           CLASS C
                                                             --------------------------------------------------------------------
                                                                          SEVEN MONTHS
                                                             YEAR ENDED      ENDED               YEAR ENDED DECEMBER 31,
                                                              JULY 31,      JULY 31,     ----------------------------------------
                                                                2001        2000(a)      1999(a)   1998(a)   1997(a)(b)   1996(b)
                                                             ----------   ------------   -------   -------   ----------   -------
Net asset value, beginning of period                          $ 13.05       $ 10.62      $ 11.46   $ 15.74    $ 14.19     $ 10.76
-----------------------------------------------------------   -------       -------      -------   -------    -------     -------
Income from investment operations:
  Net investment income                                          0.41          0.25         0.33      0.50       0.36        0.33
-----------------------------------------------------------   -------       -------      -------   -------    -------     -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.53          2.39        (0.73)    (4.13)      2.26        3.51
============================================================   =======       =======     =======   =======    =======     =======
    Total from investment operations                             0.94          2.64        (0.40)    (3.63)      2.62        3.84
============================================================   =======       =======     =======   =======    =======     =======
Less distributions:
  Dividends from net investment income                          (0.42)        (0.21)       (0.44)    (0.40)     (0.33)      (0.31)
-----------------------------------------------------------   -------       -------      -------   -------    -------     -------
  Distributions from net realized gains                            --            --           --     (0.25)     (0.74)      (0.10)
============================================================   =======      =======      =======   =======    =======     =======
    Total distributions                                         (0.42)        (0.21)       (0.44)    (0.65)     (1.07)      (0.41)
============================================================   =======      =======      =======   =======    =======     =======
Net asset value, end of period                                $ 13.57       $ 13.05      $ 10.62   $ 11.46    $ 15.74     $ 14.19
____________________________________________________________   _______      _______      _______   _______    _______     _______
============================================================   =======      =======      =======   =======    =======     =======
Total return(c)                                                  7.43%        25.13%       (3.54)%  (23.16)%    18.88%      36.43%
____________________________________________________________   _______      _______      _______   _______    _______     _______
============================================================   =======      =======      =======   =======    =======     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,722       $20,306      $19,992   $32,921    $43,934     $20,566
-----------------------------------------------------------   -------       -------      -------   -------    -------     -------
Ratio of expenses to average net assets:
  With fee waivers                                               2.36%(d)      2.37%(e)     2.35%     2.31%      2.35%       2.40%
-----------------------------------------------------------   -------       -------      -------   -------    -------     -------
  Without fee waivers                                            2.43%(d)      2.70%(e)     2.37%     2.37%      2.35%       2.40%
============================================================   =======       =======     =======   =======    =======     =======
Ratio of net investment income to average net assets             3.15%(d)      3.73%(e)     2.96%     3.62%      2.54%       3.21%
____________________________________________________________   _______      _______      _______   _______    _______     _______
============================================================   =======      =======      =======   =======    =======     =======
Portfolio turnover rate                                            85%           39%          52%       69%        57%         25%
____________________________________________________________   _______      _______      _______   _______    _______     _______
============================================================   =======      =======      =======   =======    =======     =======

(a) Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $20,681,034.
(e) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases(1)      charge on redemptions within six     charge on redemptions within
                                       years                                one year
- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares at      - Does not convert to Class A
                                       the end of the month which is        shares
                                       eight years after the date on
                                       which shares were purchased
                                       along with a pro rata portion
                                       of its reinvested dividends and
                                       distributions(2)
- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%         5.82%
$ 25,000 but less than $   50,000      5.25          5.54
$ 50,000 but less than $  100,000      4.75          4.99
$100,000 but less than $  250,000      3.75          3.90
$250,000 but less than $  500,000      3.00          3.09
$500,000 but less than $1,000,000      2.00          2.04
-------------------------------------------------------------

                                      A-1                            MCF--11/15

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%         4.99%
$ 50,000 but less than $  100,000      4.00          4.17
$100,000 but less than $  250,000      3.75          3.90
$250,000 but less than $  500,000      2.50          2.56
$500,000 but less than $1,000,000      2.00          2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%         1.01%
$100,000 but less than $  250,000      0.75          0.76
$250,000 but less than $1,000,000      0.50          0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.
  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.
  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1.0% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.
  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.
  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

MCF--11/15                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES
MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 25
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.
PURCHASE OPTIONS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.
By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #
By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

                                      A-3                            MCF--11/15

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

MCF--11/15                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH
RESERVE SHARES ACQUIRED BY EXCHANGE FOR
PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     -Class A shares of      - 1% if shares are
  shares of    Category I or II         redeemed within 18
  Category I   Fund                     months of initial
  or II Fund  -Class A shares of        purchase of Category
               Category III Fund        I or II Fund shares
              -AIM Cash Reserve
               Shares of AIM Money
               Market Fund

- Class A     -Class A shares of      - No CDSC
  shares of    Category III Fund
  Category    -Class A shares of
  III Fund     AIM Tax-Exempt Cash
               Fund
              -AIM Cash Reserve
               Shares of AIM Money
               Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH
RESERVE SHARES ACQUIRED BY EXCHANGE FOR
PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     -Class A shares of      - 1% if shares are
  shares of    Category I or II         redeemed within 18
  Category I   Fund                     months of initial
  or II Fund  -Class A shares of        purchase of Category
               Category III Fund        I or II Fund shares
              -AIM Cash Reserve
               Shares of AIM Money
               Market Fund

- Class A     -Class A shares of      - 1% if shares are
  shares of    Category I or II         redeemed within 18
  Category     Fund                     months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares

- Class A     -Class A shares of      - 0.25% if shares are
  shares of    Category III Fund        redeemed within 12
  Category    -Class A shares of        months of initial
  III Fund     AIM Tax-Exempt Cash      purchase of Category
               Fund                     III Fund shares
              -AIM Cash Reserve
               Shares of AIM Money
               Market Fund

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                      A-5                            MCF--11/15

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

MCF--11/15                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.
  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.
  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

                                      A-7                            MCF--11/15

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

MCF--11/15                            A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.
  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-9                            MCF--11/15

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services,
                             Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a
                             request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via
                             our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

-----------------------------------
 AIM Real Estate Fund
 SEC 1940 Act file number: 811-3886
-----------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   REA-PRO-1   INVEST WITH DISCIPLINE
 --Registered Trademark--                               --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                AIM ADVISOR FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                -----------------



THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO OF AIM ADVISOR FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246






THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 3, 2001, RELATES TO THE FOLLOWING PROSPECTUSES:

               FUND                                          DATED
               ----                                          -----
   AIM INTERNATIONAL VALUE FUND                         DECEMBER 3, 2001
       AIM REAL ESTATE FUND                             DECEMBER 3, 2001

                                AIM ADVISOR FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 3, 2001

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION ABOUT THE TRUST...........................................1
         Fund History.........................................................1
         Shares of Beneficial Interest........................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS......................3
         Classification.......................................................3
         Investment Strategies and Risks......................................3
                    Equity Investments........................................6
                    Foreign Investments.......................................7
                    Debt Investments..........................................8
                    Other Investments........................................11
                    Investment Techniques....................................12
                    Derivatives..............................................16
         Fund Policies.......................................................22
         Temporary Defensive Positions.......................................24

MANAGEMENT OF THE TRUST......................................................24
         Board of Trustees...................................................24
         Management Information..............................................24
         Compensation........................................................25
                    Retirement Plan For Trustees.............................26
                    Deferred Compensation Agreements.........................27
         Codes of Ethics.....................................................28

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................28

INVESTMENT ADVISORY AND OTHER SERVICES.......................................28
         Investment Advisor..................................................28
         Investment Sub-Advisor..............................................29
         Service Agreements..................................................30
         Other Service Providers.............................................30

BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................31
         Brokerage Transactions..............................................31
         Commissions.........................................................32
         Brokerage Selection.................................................32
         Directed Brokerage (Research Services)..............................33
         Regular Brokers or Dealers..........................................33
         Allocation of Portfolio Transactions................................34
         Allocation of Equity Offering Transactions..........................34

PURCHASE, REDEMPTION AND PRICING OF SHARES...................................34
         Purchase and Redemption of Shares...................................34
         Offering Price......................................................50
         Redemption In Kind..................................................51
         Backup Withholding..................................................52

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.....................................53
         Dividends and Distributions.........................................53
         Tax Matters.........................................................53

DISTRIBUTION OF SECURITIES...................................................60
         Distribution Plans..................................................60
         Distributor.........................................................62

CALCULATION OF PERFORMANCE DATA..............................................63

APPENDICES:

RATINGS OF DEBT SECURITIES..................................................A-1

TRUSTEES AND OFFICERS.......................................................B-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................C-1

MANAGEMENT FEES.............................................................D-1

ADMINISTRATIVE SERVICES FEES................................................E-1

BROKERAGE COMMISSIONS.......................................................F-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.....G-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...............H-1

TOTAL SALES CHARGES.........................................................I-1

PERFORMANCE DATA............................................................J-1

FINANCIAL STATEMENTS.........................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST


FUND HISTORY

         AIM Advisor Funds (the "Trust") is a Delaware business trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of two separate portfolios: AIM International Value Fund (prior to July 1, 2001, AIM Advisor International Value Fund) and AIM Real Estate Fund (prior to July 1, 2001, AIM Advisor Real Estate Fund) (each a "Fund" and collectively, the "Funds"). Prior to August 4, 1997, the Funds were known as INVESCO Advisor International Value Portfolio and INVESCO Advisor Real Estate Portfolio, respectively. Under the Agreement and Declaration of Trust, dated December 6, 1999, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on September 19, 1989 as a Maryland corporation. Prior to August 4, 1997, the Trust was known as INVESCO Advisor Funds, Inc. From August 4, 1997 until September 11, 2000, the Trust was known as AIM Advisor Funds, Inc. The Trust reorganized as a Delaware business trust on September 11, 2000 and changed its name to AIM Advisor Funds. The following Funds were included in the reorganization: AIM International Value Fund and AIM Real Estate Fund. As part of the reorganization, these Funds succeeded to the assets and assumed the liabilities of series portfolios with the same names (the "Predecessor Funds") of AIM Advisor Funds, Inc. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 11, 2000 relating to these Funds (or a class thereof) is that of the Predecessor Funds (or the corresponding class thereof).

         Effective August 4, 1997, A I M Advisors, Inc. ("AIM") became the investment advisor for the Funds pursuant to an investment advisory agreement with terms substantially identical to those of the Trust's prior investment advisory contracts with INVESCO Services, Inc. INVESCO Global Asset Management (N.A.), Inc. is the sub-advisor for AIM International Value Fund. INVESCO Institutional (N.A.) Inc. (formerly known as INVESCO, Inc.) is the sub-advisor for AIM Real Estate Fund.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers three separate classes of shares: Class A shares, Class B shares and Class C shares. Each such class represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Class A shares, Class B shares and Class C shares of the same Fund have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although Class B shareholders as well as Class A shareholders of a given Fund must approve any material increase in fees payable with respect to the Class A shares of such Fund under the distribution plan adopted by the Board of Trustees for the Class A shares pursuant to Rule 12b-1 under the 1940 Act.).

         Class B shares automatically convert to Class A shares at the end of the month which is eight years after the date of purchase. A pro rata portion of shares from reinvested dividends and distributions convert at the same time. Because Class B shares convert into Class A shares, the holders of Class B shares (as well as the holders of Class A shares) of each Fund must approve any material increase in fees payable with respect to that Fund under the distribution plan for Class A shares. As an alternative, the Trust may establish a new class of shares into which the Class B shares will convert. This class must be identical in all material respects to the Class A shares prior to the material increase in fees.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with AIM, and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         Share Certificates. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them. A I M Fund Services, Inc. ("AFS") will not issue certificates for shares held in prototype retirement plans sponsored by AMVESCAP National Trust Company, an affiliate of AIM.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                AIM ADVISOR FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

         FUND
SECURITY/INVESTMENT                AIM INTERNATIONAL                              AIM REAL ESTATE
TECHNIQUE                              VALUE FUND                                       FUND
--------------------               -----------------                              ---------------
                               EQUITY INVESTMENTS
Common Stock                               X                                             X
Preferred Stock                            X                                             X
Convertible Securities                     X                                             X
Alternative Entity
Securities                                 X                                             X

                               FOREIGN INVESTMENTS
Foreign Securities                         X                                             X
Foreign Exchange
Transactions                               X                                             X

                                DEBT INVESTMENTS
U.S. Government
Obligations                                X                                             X
Money Market
Instruments and
Maturities
Mortgage-Backed and
Asset-Backed
Securities                                 X                                             X
Collateralized                                                                           X
Mortgage Obligations
Foreign Government
Obligations

Bank Instruments

Commercial Instruments

Participation
Interests
Other Debt Obligations                     X                                             X
Junk Bonds
Municipal Securities
Municipal Lease
Obligations
                                OTHER INVESTMENTS
REITs                                      X                                             X
Other Investment
Companies                                  X                                             X
Defaulted Securities
Municipal Forward
Contracts
Variable or Floating
Rate Instruments
Indexed Securities

         FUND
SECURITY/INVESTMENT                AIM INTERNATIONAL                              AIM REAL ESTATE
TECHNIQUE                              VALUE FUND                                       FUND
--------------------               -----------------                              ---------------
Zero-Coupon and
Pay-in-Kind Securities
Synthetic Municipal
Instruments
                              INVESTMENT TECHNIQUES
Delayed Delivery
Transactions                               X                                             X
When-Issued Securities                     X                                             X
Short Sales                                X                                             X
Margin Transactions
Swap Agreements                            X                                             X
Interfund Loans                            X                                             X
Borrowing                                  X                                             X
Lending Portfolio
Securities                                 X                                             X
Repurchase Agreements                      X                                             X
Reverse Repurchase
Agreements                                 X                                             X
Dollar Rolls
Illiquid Securities                        X                                             X
Rule 144A Securities                       X                                             X
Unseasoned Issuers                         X                                             X
Portfolio Transactions
Standby Commitments
                                   DERIVATIVES
Equity-Linked
Derivatives                                X                                             X
Put Options                                X                                             X
Call Options                               X                                             X
Straddles                                  X                                             X
Warrants                                   X                                             X
Futures Contracts and
Options on Futures
Contracts                                  X                                             X
Forward Contracts                          X                                             X

         FUND
SECURITY/INVESTMENT                AIM INTERNATIONAL                              AIM REAL ESTATE
TECHNIQUE                              VALUE FUND                                       FUND
--------------------               -----------------                              ---------------
Cover                                      X                                             X

         Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         Both Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to the equivalent of common or preferred stock of corporations.

         Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers.

         AIM Real Estate Fund may invest up to 25% of its total assets in foreign securities. AIM International Value Fund will invest at least 65% of its total assets in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain, established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. On January 2, 2001, Greece became a member of the EMU. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Fund.

         Risks of Developing Countries. The AIM International Value Fund may invest up to 20% of its total assets in securities of companies domiciled in developing countries. Investments in developing countries presents risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the AIM International Value Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

         Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         MONEY MARKET INSTRUMENTS AND MATURITIES. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs in the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund acquires the security, that NRSRO. Eligible Securities include unrated securities deemed by the Fund's investment adviser to be of comparable quality to such rated securities. A rated security includes a guarantee that has received a short-term rating from a NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from a NRSRO with respect to a class of debt obligations (or any debt obligation within that class). To be an Eligible Security, if a security is subject to a guarantee, the guarantee generally must have received a rating from a NRSRO or be issued by a guarantor that has received a rating with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority or security to the guarantee. Asset backed securities, other than those substantially all of whose qualifying assets consist of obligations of one or more municipal issuers, must have received a rating from a NRSRO to be Eligible Securities.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The AIM Real Estate Fund may invest in CMOs. The AIM Real Estate Fund can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even in collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower.

Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         OTHER DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Funds will purchase only investment grade corporate debt securities.

         Descriptions of debt securities ratings are found in Appendix A.

         Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, AIM International Value Fund may invest up to 15% of its total assets and AIM Real Estate Fund may invest all of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. A Fund will employ techniques designed to reduce such risks. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales at any time.

         MARGIN TRANSACTIONS. Neither of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interests rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or

"floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund loans are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of the Fund to lend their securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds have obtained an exemptive order from the SEC allowing them to invest their cash balances in joint accounts for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction of investing no more than 15% of their respective net assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

         Derivatives

         The Funds may each invest in forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives represent interests in trusts that are structured to provide investors proportionate undivided interests in a securities portfolio constituting substantially all the common stocks (in substantially the same weighting) as the component common stocks of a particular securities index. Generally, these Equity-Linked Derivatives are only redeemable in large blocks of shares. These Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to reductions in the Equity-Linked Derivatives' performance attributable to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, a Fund's use of options may require that Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         STRADDLES: The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CONTRACTS. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward contracts may require that Fund to set aside assets to reduce the risks associated with using forward contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares, except that AIM Real Estate Fund is not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         AIM Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies For purposes of AIM Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Real Estate Fund is not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Carl Frischling (on leave of absence), Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Daly, Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) considering and nominating individuals to stand for election as dis-interested trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the dis-interested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the dis-interested trustees.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2000:

                                                          RETIREMENT
                                      AGGREGATE            BENEFITS                                      TOTAL
                                  COMPENSATION FROM        ACCRUED           ESTIMATED ANNUAL        COMPENSATION
                                         THE                BY ALL             BENEFITS UPON         FROM ALL AIM
            TRUSTEE                   TRUST(1)           AIM FUNDS(2)          RETIREMENT(3)           FUNDS(4)
Frank S. Bayley(5)                        -0-                  -0-             $  75,000               $105,000
Bruce L. Crockett                      $3,123            $  60,951             $  75,000                111,500
Owen Daly II                            3,123               97,195             $  75,000                111,500
Albert R. Dowden(6)                     2,212                  -0-             $  75,000                 13,435
Edward K. Dunn, Jr.                     3,123               22,138             $  75,000                111,500
Jack M. Fields                          3,049               23,019             $  75,000                108,500
Carl Frischling(7)                      3,033              107,507             $  75,000                111,500
Prema Mathai-Davis                      3,123               22,606             $  75,000                111,500
Lewis F. Pennock                        3,123               67,995             $  75,000                111,500
Ruth H. Quigley(5)                        -0-                  -0-             $  75,000                105,000
Louis S. Sklar                          3,026               87,538             $  75,000                111,000

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 2001, including earnings, was $24,849.

(2) During the fiscal year ended July 31, 2001, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $1,085

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) As of December 31, 2000, Mr. Bayley and Miss Quigley served as trustees of four registered investment companies advised by AIM, and all other trustees who are not affiliated with AIM served as directors and trustees of twelve registered investment companies advised by AIM. All trustees currently serve as directors or trustees of sixteen registered investment companies advised by AIM.

(5) Mr. Bayley and Miss Quigley were elected to serve as trustees on September 28, 2001.

(6)  Mr. Dowden was elected to serve as a trustee on December 12, 2000.

(7) During the fiscal year ended July 31, 2001, the Trust paid $8,087 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

Retirement Plan For Trustees

         The Trustees have adopted a retirement plan for the Trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

         The table below shows estimated credited years of service under the Plan for each non-AIM-affiliated trustee as of December 31, 2000.

                                                              ESTIMATED CREDITED YEARS
                                      TRUSTEE                        OF SERVICE
                                      -------                 ------------------------
                                  Frank S. Bayley                        15
                                 Bruce L. Crockett                       13
                                   Owen Daly II                          13
                                 Albert R. Dowden                        0
                                Edward K. Dunn, Jr.                      2
                                  Jack M. Fields                         3
                                  Carl Frischling                        23
                                Prema Mathai-Davis                       2
                                 Lewis F. Pennock                        19
                                  Ruth H. Quigley                        23
                                  Louis S. Sklar                         11

Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

CODES OF ETHICS

         AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix C. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 135 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, the Advisor may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of the Advisor and the investment sub-advisory services of the sub-advisors to the Funds are not exclusive and the Advisor and sub-advisors are free to render investment advisory services to others, including other investment companies.

         The Advisor is also responsible for furnishing to the Funds, at the Advisor's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the Trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

        FUND NAME               NET ASSETS                 ANNUAL RATE
        ---------               ----------                 -----------
AIM International Value Fund    All Assets                   1.00%


AIM Real Estate Fund            All Assets                   0.90%

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed, effective July 1, 2001, to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money Market Fund. See "Investment Strategies and Risks - Other Investments - Other Investment Companies."

INVESTMENT SUB-ADVISOR

     AIM has entered into Master Sub-Advisory contracts with INVESCO Global Asset Management (N.A.), Inc. ("IGAM") and INVESCO Institutional (N.A.), Inc. ("INVESCO, Inc.") (each, a "Sub-Advisor"; collectively, the "Sub-Advisors") to provide investment sub-advisory services to AIM International Value Fund and AIM Real Estate Fund, respectively.

         IGAM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). IGAM's responsibilities include analyzing global economic trends and establishing AMVESCAP PLC's global investment asset allocation for AMVESCAP PLC affiliates.

         INVESCO, Inc. is registered as an investment advisor under the Advisers Act. INVESCO, Inc. believes it has one of the nation's largest discretionary portfolios of tax-exempt accounts (such as pension and profit sharing funds for corporations and state and local governments). Funds are supervised by investment managers who utilize INVESCO, Inc.'s facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

     AIM, INVESCO, Inc. and IGAM are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC). AMVESCAP is one of the largest independent investment management businesses in the world.

         For the services to be rendered by IGAM and INVESCO, Inc. under their respective Master Sub-Advisory Contracts, the Advisor will pay to each Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for each of the AIM International Value Fund and AIM Real Estate Fund.

         The management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund for the last four fiscal periods are found in Appendix D.

          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last four fiscal periods are found in Appendix E.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. Due to an investment in another AIM Fund, which KPMG LLP represented to the AIM Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as independent public accountants for the Trust. The Board of Trustees has selected Ernst & Young LLP, 1221 McKinney, Suite 2400, Houston, Texas 77010-2007, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Each Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, each Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

         AIM or the Sub-Advisors make decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last four fiscal periods are found in Appendix F.

COMMISSIONS

         During the last four fiscal periods none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         During the last fiscal year ended July 31, 2001, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                     Related
Fund                                                Transactions              Brokerage Commissions
----                                                ------------              ---------------------
AIM International Value Fund                          $14,355,811               $      31,100
AIM Real Estate Fund                                   27,888,222                      63,195

REGULAR BROKERS OR DEALERS

         During the last fiscal year ended July 31, 2001, neither of the Funds purchased securities of their "regular" brokers or dealers.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF EQUITY OFFERING TRANSACTIONS

         On occasion, when the Sub-Advisor is purchasing certain thinly-traded securities or shares in an initial public offering for the Funds or other clients, the situation may arise that the Sub-Advisor is unable to obtain sufficient securities to fill the orders of the Funds or all other relevant clients. In that situation, the Sub-Advisor is required to use pro-rata allocation methods that ensure the fair and equitable treatment of all clients. (Such methods may include, for example, pro-rata allocation on each relevant trade, or "rotational" allocation).

         The requirement of pro-rata allocation is subject to limited exceptions
- such as when the Funds or accounts are subject to special investment objectives or size constraints on investment positions.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Aggressive Growth Fund              AIM Blue Chip Fund
AIM Asian Growth Fund                   AIM Capital Development Fund
AIM Basic Value Fund                    AIM Charter Fund

AIM Constellation Fund                  AIM Large Cap Basic Value Fund
AIM Dent Demographic Trends Fund        AIM Large Cap Growth Fund
AIM Emerging Growth Fund                AIM Large Cap Opportunities Fund
AIM European Development Fund           AIM Mid Cap Equity Fund
AIM European Small Company Fund         AIM Mid Cap Growth Fund
AIM Euroland Growth Fund                AIM Mid Cap Opportunities Fund
AIM Global Utilities Fund               AIM New Technology Fund
AIM International Emerging Growth Fund  AIM Select Equity Fund
AIM International Equity Fund           AIM Small Cap Equity Fund
AIM International Value Fund            AIM Small Cap Growth Fund
                                        AIM Small Cap Opportunities Fund
                                        AIM Value Fund
                                        AIM Value II Fund
                                        AIM Weingarten Fund
                                        AIM Worldwide Spectrum Fund

                                                                                                 Dealer
                                                                Investor's Sales Charge        Concession
                                                               --------------------------     -------------
                                                                   As a          As a             As a
                                                                Percentage    Percentage       Percentage
                                                               of the Public  of the Net      of the Public
                  Amount of Investment in                        Offering       Amount          Offering
                    Single Transaction(1)                          Price       Invested          Price
                 -------------------------                     ------------- ------------     -------------
                     Less than        $   25,000                   5.50%          5.82%            4.75
              $ 25,000 but less than  $   50,000                   5.25           5.54             4.50
              $ 50,000 but less than  $  100,000                   4.75           4.99             4.00
              $100,000 but less than  $  250,000                   3.75           3.90             3.00
              $250,000 but less than  $  500,000                   3.00           3.09             2.50
              $500,000 but less than  $1,000,000                   2.00           2.04             1.60

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

CATEGORY II FUNDS

AIM Balanced Fund                       AIM Global Trends Fund
AIM Basic Balanced Fund                 AIM High Income Municipal Fund
AIM Developing Markets Fund             AIM High Yield Fund
AIM Global Aggressive Growth Fund       AIM High Yield Fund II
AIM Global Energy Fund                  AIM Income Fund
AIM Global Financial Services Fund      AIM Intermediate Government Fund
AIM Global Growth Fund                  AIM Municipal Bond Fund
AIM Global Health Care Fund             AIM Real Estate Fund
AIM Global Income Fund                  AIM Strategic Income Fund
AIM Global Infrastructure Fund
AIM Global Telecommunications and
    Technology Fund

                                                                                                Dealer
                                                              Investor's Sales Charge         Concession
                                                            ---------------------------      -------------
                                                                As a           As a              As a
                                                             Percentage     Percentage        Percentage
                                                            of the Public   of the Net       of the Public
                  Amount of Investment in                     Offering        Amount           Offering
                    Single Transaction                          Price        Invested            Price
                 -------------------------                  -------------  ------------       ------------
                          Less than $   50,000                   4.75%        4.99%               4.00%
             $ 50,000 but less than $  100,000                   4.00         4.17                3.25
             $100,000 but less than $  250,000                   3.75         3.90                3.00
             $250,000 but less than $  500,000                   2.50         2.56                2.00
             $500,000 but less than $1,000,000                   2.00         2.04                1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                                                Dealer
                                                              Investor's Sales Charge          Concession
                                                            ---------------------------       -------------
                                                                As a           As a                As a
                                                             Percentage     Percentage          Percentage
                                                            of the Public   of the Net        of the Public
                  Amount of Investment in                     Offering        Amount             Offering
                    Single Transaction                          Price        Invested             Price
                 -------------------------                  -------------  ------------        ------------
                          Less than  $  100,000                  1.00%         1.01%               0.75%
              $100,000 but less than $  250,000                  0.75          0.76                0.50
              $250,000 but less than $1,000,000                  0.50          0.50                0.40

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases ("Large Purchases"). If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, the shares generally will be subject to a contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         For Large Purchases of Class A shares of Category I or II Funds, AIM Distributors may make the following payments to dealers and institutions that are dealers of record:

                            PERCENT OF SUCH PURCHASES

                            1% of the first $2 million
                            plus 0.80% of the next $1 million
                            plus 0.50% of the next $17 million
                            0.25% of amounts in excess of $20 million

         For Large Purchases of Class A shares of Category III Funds, AIM Distributors may make the following payments to dealers and institutions that are dealers of record:

         Up to 0.10% of purchases of AIM Limited Maturity Treasury Fund; and Up to 0.25% of purchases of AIM Tax-Free Intermediate Fund

         If an investor makes a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange.

         For annual purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value to employee benefit plans:

                            PERCENT OF SUCH PURCHASES

                            1% of the first $2 million
                            plus  0.80% of the next $1 million
                            plus 0.50% of the next $17 million
                            plus 0.25% of amounts in excess of $20 million

         For annual purchases of Class A Shares of AIM Limited Maturity Treasury Fund, AIM Distributors may pay investment dealers or other financial service firms up to 0.10% of the net asset value of such shares sold at net asset value.

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         o an individual (including his or her spouse or domestic partner, and children)

         o any trust established exclusively for the benefit of an individual

         o a pension, profit-sharing, or other retirement plan established exclusively for the benefit of an individual, such as:

               a.  an IRA

               b.  a Roth IRA

               c.  a single-participant money-purchase/profit-sharing plan

               d. an individual participant in a 403(b) Plan (unless the 403(b) plan itself qualifies as the purchaser, as discussed below)

403(b) PLANS

         o A 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

               a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

               b. each transmittal must be accompanied by a single check or wire transfer; and

               c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account

         o a trustee or fiduciary purchasing for a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code

         o a trustee or fiduciary purchasing for a 457 plan, even if more than one beneficiary or participant is involved

LINKED EMPLOYEE PLANS

         o Linked Employee Plans where the employer has notified AIM Distributors in writing that all of its related employee accounts should be linked, such as:

               a.   Simplified Employee Pension (SEP) Plans

               b. Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) Plans

               c.   Savings Incentive Match Plans for Employees IRA (SIMPLE IRA)

OTHER GROUPS

         o any other organized group of persons, whether incorporated or not, provided that:

               a. the organization has been in existence for at least six months; and

               b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by:

         o indicating on the account application that he or she intends to provide a Letter of Intent ("LOI"); and

         o     fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look as the Sales Charge Table in the section on "Large Purchases of Class A Shares" above).

     o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

         o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

         o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

         Calculating the Number of Shares to be Purchased

         o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

         o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

         o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

         o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

         Fulfilling the Intended Investment

         o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

         o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

         o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

     o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

     o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

         If an investor enters into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A Shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his or her existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I, II or III Fund is at net asset value, the newly purchased shares will be subject to a contingent deferred sales charge if the investor redeems them prior to the end of the applicable holding period (18 months for Category I and II Funds shares and 12 months for Category III Fund shares). For Class A shares of Category III Funds, the provisions of this paragraph apply only to new purchases made on and after November 15, 2001.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

     o Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

     o programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     o    AIM Management and its affiliates, or their clients;

     o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds(R), and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Any current or retired officer, director, or employee (and members of their immediate family) of PFPC Inc. (formerly known as First Data Investor Services Group);

     o Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

     o    Purchases through approved fee-based programs;

     o Employee benefit plans that are Qualified Purchasers, as defined above, and non-qualified plans offered in conjunction with those employee benefit plans, provided that:

          a.   the initial investment in the plan(s) is at least $1 million;

          b.   the sponsor signs a $1 million LOI;

          c.   the employer-sponsored plan has at least 100 eligible employees;
               or

          d. all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor.

     o Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

     o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter

          Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     o    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code; and

     o Participants in select brokerage programs for defined contribution plans and rollover IRAs (including rollover IRAs which accept annual IRA contributions) who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

o    the reinvestment of dividends and distributions from a Fund;

o    exchanges of shares of certain Funds;

o    use of the reinstatement privilege; or

o    a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

         Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge if they redeem their shares within eight years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

         Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge if they redeem their shares within the first year after purchase. See the Prospectus for additional information regarding this contingent deferred sales charge (CDSC). AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the NYSE. AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Withdrawal Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Withdrawal Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

         Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A contingent deferred sales charge ("CDSC") may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds or upon the redemption of Class B shares or Class C shares. On and after November 15, 2001, a CDSC also may be imposed upon the redemption of Large Purchases of Class A Shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o Redemptions of shares of Category I or II Funds held more than 18 months;

         o Redemptions of shares of Category III Funds purchased prior to November 15, 2001;

         o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and held for more than 12 months;

         o Redemptions from employee benefit plans designated as Qualified Purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o     Redemptions from private foundations or endowment funds;

         o Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         o Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange are redeemed with 18 months of the original purchase of the exchanges Category I or II Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         o Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         o Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares; and

         o Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         o total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         o minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

         o redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         o redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         o redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         o redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         o redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2));

         o redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         o Additional purchases of Class C shares of AIM International Value Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o     Redemptions following the death or post-purchase disability of
               (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o     Certain distributions from individual retirement accounts,
               Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o     Investment account(s) of AIM;

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him; and

         o Redemptions of Class C shares, where such redemptions are in connection with employee terminations or withdrawals from (i) a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code; and
               (ii) a 457 plan, even if more than one beneficiary or participant is involved.

         General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information an documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that AFS and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify AFS in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

         For example, at the close of business on July 31, 2001, AIM Real Estate Fund - Class A shares had a net asset value per share of $13.56. The offering price, assuming an initial sales charge of 4.75%, therefore was $14.24.

         Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the customary trading session of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property if the Fund has made an election under Rule 18f-1 under the 1940

Act. Rule 18f-1 obligates a Fund to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 30.5% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the backup withholding rate further decreases in phases to 28% for the years 2006 and thereafter.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund, or

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of the AIM International Value Fund to declare and pay annually net investment income dividends and capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         The AIM Real Estate Fund makes quarterly distributions of its net investment income typically during the months of March, June, September and December. For taxable clients, a portion of the dividends paid by a REIT may be considered return of capital and would not currently be regarded as taxable income. Therefore, depending upon an individual's tax bracket, the dividend yield may have a higher tax effective yield.

         A dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principals under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the

"Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         PFIC INVESTMENTS. Those Funds that are permitted to invest in foreign equity securities may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Trust as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Trust to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to capital assets which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, a Fund may make elections to treat any readily tradable stock it holds on January 1, 2001 as having been sold and reacquired on January 2, 2001 at its closing market price on that date and to treat any other security in its portfolio as having been sold and reacquired on January 1 for an amount equal to its fair market value on that date. If a Fund makes any such election, (when it files its tax return), it will recognize gain, but not loss, on the deemed sale, which may cause a Fund to increase the amount of distributions that the Fund will make in comparison to a fund that did not make such an election. The Funds have not yet determined whether they will make this election with respect to any stock or securities in their respective portfolios.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute ordinary income earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).

Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account.

         BACKUP WITHHOLDING. The Funds may be required to withhold 30.5% of distributions and/or redemption payments ("backup withholding); (however, this rate further reduced in phases to 28% for the years 2006 and thereafter). For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 30.5% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status; (however, this rate is further reduced in phases to 28% for the years 2006 and thereafter).

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return after December 31, 1996 to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of Class A shares. Each Fund pays 1.00% of the average daily net assets of Class B shares and of Class C shares.

         FUND                                                 CLASS A
         ----                                                 -------
         AIM International Value Fund                           0.35%
         AIM Real Estate Fund                                   0.35%

         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix G for a list of the amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the year, or period, ended July 31, 2001 and Appendix H for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended July 31, 2001.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of

Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of a Fund and its Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each Fund, if applicable, for the last four fiscal periods are found in Appendix I.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                       n
                                 P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000.

                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).

                n       =    number of years.

                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the 1, 5, or 10 year periods
                             (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if applicable) ended July 31 are found in Appendix J.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

         Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                       n
                                 P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000.

                U      =   average annual total return assuming payment of
                           only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                n      =   number of years.

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000.

                V      =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:
                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a    =   dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

               b   =    expenses accrued during period (net of reimbursements).

               c   =    the average daily number of shares outstanding during
                        the period.

               d   =    the maximum offering price per share on the last day of
                        the period.

The yield for the AIM Real Estate Fund is found in Appendix J.

         Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age                    Forbes                              Nation's Business
         Barron's                           Fortune                             New York Times
         Best's Review                      Hartford Courant                    Pension World
         Broker World                       Inc.                                Pensions & Investments
         Business Week                      Institutional Investor              Personal Investor
         Changing Times                     Insurance Forum                     Philadelphia Inquirer
         Christian Science Monitor          Insurance Week                      USA Today
         Consumer Reports                   Investor's Daily                    U.S. News & World Report
         Economist                          Journal of the American             Wall Street Journal
         FACS of the Week                   Society of CLU & ChFC               Washington Post
         Financial Planning                 Kiplinger Letter                    CNN
         Financial Product News             Money                               CNBC
         Financial Services Week            Mutual Fund Forecaster              PBS
         Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following: MSCI EAFE Index and Standard & Poor's 500 Index.

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         30 year Treasury Bonds
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES


         The following is a description of the factors underlying the debt ratings of Moody's, S&P, and Fitch:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

          Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

          Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

          An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

          Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.


                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                              TRUSTEES AND OFFICERS

         Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

                                               POSITION(s)
                                                HELD WITH       PRINCIPAL OCCUPATION(s) DURING AT LEAST
NAME, ADDRESS AND AGE                           REGISTRANT      THE PAST 5 YEARS
---------------------                          -----------      ---------------------------------------
*ROBERT H. GRAHAM (54)                      Trustee, Chairman   Chairman, President and Chief Executive Officer, A I M
                                            and President       Management Group Inc.; Chairman and President, A I M Advisors,
                                                                Inc.; Director and Senior Vice President, A I M Capital Management,
                                                                Inc.; Chairman, A I M Distributors, Inc., A I M Fund Services, Inc.
                                                                and Fund Management Company; and Director and Vice Chairman,
                                                                AMVESCAP PLC (parent of AIM and a global investment management firm)

FRANK S. BAYLEY (62)                        Trustee             Partner, law firm of Baker & McKenzie; Director and
Two Embarcadero Center                                          Chairman, C.D. Stimson Company (private investment
Suite 2400                                                      company); and Trustee, The Badgley Funds.
San Francisco, CA 94111

BRUCE L. CROCKETT (57)                      Trustee             Director, ACE Limited (insurance company).
906 Frome Lane                                                  Formerly, Director, President and Chief Executive
McLean, VA   22102                                              Officer, COMSAT Corporation; and Chairman, Board of
                                                                Governors of INTELSAT (international communications
                                                                company).

OWEN DALY II (77)                           Trustee             Formerly, Director, Cortland Trust, Inc. (investment
Six Blythewood Road                                             company), CF & I Steel Corp., Monumental Life
Baltimore, MD   21210                                           Insurance Company and Monumental General Insurance
                                                                Company; and Chairman of the Board of Equitable
                                                                Bancorporation.


--------
* Mr. Graham is an "interested person" of the Trust and AIM as that term is defined in the 1940 Act.

                                               POSITION(s)
                                                HELD WITH       PRINCIPAL OCCUPATION(s) DURING AT LEAST
NAME, ADDRESS AND AGE                           REGISTRANT      THE PAST 5 YEARS
---------------------                          -----------      ---------------------------------------
ALBERT R. DOWDEN (59)                       Trustee             Chairman, Cortland Trust, Inc. (investment company)
1815 Central Park Drive                                         and DHJ Media, Inc.; and Director, Magellan
P.O. Box 774000 - PMB #222                                      Insurance Company.  Formerly, Director, President
Steamboat Springs, CO 80477                                     and Chief Executive Officer, Volvo Group North
                                                                America, Inc.; Senior Vice President, AB Volvo; and
                                                                Director, The Hertz Corporation, Genmar Corporation
                                                                (boat manufacturer), National Media Corporation and
                                                                Annuity and Life Re (Holdings), Ltd.

EDWARD K. DUNN, JR. (66)                    Trustee             Formerly, Chairman, Mercantile Mortgage Corp.; Vice
2 Hopkins Plaza                                                 Chairman, President and Chief Operating Officer,
8th Floor, Suite 805                                            Mercantile-Safe Deposit & Trust Co.; and President,
Baltimore, MD   21201                                           Mercantile Bankshares Corp.

JACK M. FIELDS (49)                         Trustee             Chief Executive Officer, Twenty First Century Group,
434 New Jersey Avenue, SE                                       Inc. (governmental affairs company).  Formerly,
Washington, DC 20003                                            Member of the U.S. House of Representatives.

**CARL FRISCHLING (64)                      Trustee             Partner, Kramer Levin Naftalis & Frankel LLP (law
919 Third Avenue                                                firm); and Director, Cortland Trust, Inc.
New York, NY   10022                                            (investment company).

PREMA MATHAI-DAVIS (51)                     Trustee             Member, Visiting Committee, Harvard University
370 East 76th Street                                            Graduate School of Education, New School
New York, NY   10021                                            University.  Formerly, Chief Executive Officer, YWCA
                                                                of the USA; Commissioner, New York City Department
                                                                of the Aging; and Commissioner, New York City
                                                                Metropolitan Transportation Authority.

LEWIS F. PENNOCK (59)                       Trustee             Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX   77057

RUTH H. QUIGLEY (66)                        Trustee             Private investor; and President, Quigley Friedlander
1055 California Street                                          & Co., Inc. (financial advisory services firm) from
San Francisco, CA 94108                                         1984 to 1986.


--------------------
** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                                            POSITION(s)
                                             HELD WITH         PRINCIPAL OCCUPATION(s) DURING AT LEAST
NAME, ADDRESS AND AGE                       REGISTRANT         THE PAST 5 YEARS
---------------------                       -----------        ---------------------------------------
LOUIS S. SKLAR (62)                         Trustee             Executive Vice President, Development and
The Williams Tower                                              Operations, Hines Interests Limited Partnership
50th Floor                                                      (real estate development).
2800 Post Oak Blvd.
Houston, TX   77056

GARY T. CRUM (54)                           Senior Vice         Director and President, A I M Capital Management,
                                            President           Inc.; Director and Executive Vice President, A I M
                                                                Management Group Inc.; Director and Senior Vice
                                                                President, A I M Advisors, Inc.; and Director, A I M
                                                                Distributors, Inc. and AMVESCAP PLC (parent of AIM
                                                                and a global investment management firm).

CAROL F. RELIHAN (47)                       Senior Vice         Director, Senior Vice President, General Counsel and
                                            President and       Secretary, A I M Advisors, Inc. and A I M Management
                                            Secretary           Group Inc.; Director, Vice President and General
                                                                Counsel, Fund Management Company; and Vice
                                                                President, A I M Fund Services, Inc., A I M Capital
                                                                Management, Inc. and A I M Distributors, Inc.

DANA R. SUTTON (42)                         Vice President      Vice President and Fund Treasurer, A I M Advisors,
                                            and Treasurer       Inc.

ROBERT G. ALLEY (53)                        Vice President      Senior Vice President, A I M Capital Management,
                                                                Inc.; and Vice President, A I M Advisors, Inc.

STUART W. COCO (46)                         Vice President      Senior Vice President, A I M Capital Management,
                                                                Inc.; and Vice President, A I M Advisors, Inc.

MELVILLE B. COX (58)                        Vice President      Vice President and Chief Compliance Officer, A I M
                                                                Advisors, Inc. and  A I M Capital Management, Inc.;
                                                                and Vice President, A I M Fund Services, Inc.

                                            POSITION(s)
                                             HELD WITH         PRINCIPAL OCCUPATION(s) DURING AT LEAST
NAME, ADDRESS AND AGE                       REGISTRANT         THE PAST 5 YEARS
---------------------                       -----------        ---------------------------------------
KAREN DUNN KELLEY (41)                      Vice President      Senior Vice President, A I M Capital Management,
                                                                Inc.; Director, Fund Management Company; and Vice
                                                                President, A I M Advisors, Inc.

EDGAR M. LARSEN (61)                        Vice President      Vice President, A I M Advisors, Inc. and A I M
                                                                Capital Management, Inc.

                                   APPENDIX C

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

         All information listed below is as of October 31, 2001.


AIM INTERNATIONAL VALUE FUND

                                                     CLASS A SHARES         CLASS B SHARES         CLASS C SHARES
                                                     --------------         --------------         --------------

NAME AND ADDRESS OF                               PERCENTAGE OWNED OF     PERCENTAGE OWNED OF    PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                         RECORD                 RECORD                  RECORD
----------------                                  -------------------     -------------------     -------------------
Circle Trust Co. TTEE FBO
Emplanet Retirement Savings Pl                           7.70%                    --                      --
Metro Center
One Station Place
Stamford, CT  06902-0000

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers                        23.94%                 18.26%                  55.56%
Attn:  Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246

Morgan Keegan & Company, Inc.
FBO Commerce Bank FBO                                    7.25%                    --                      --
Baker University Endowment
(Mutual Funds)
8th and Grove
Baldwin City, KS  66006

Salomon Smith Barney Inc.
333 West 34th Street, 3rd Floor                          5.91%                    --                      --
New York, NY  10001

AIM REAL ESTATE FUND

                                                     CLASS A SHARES         CLASS B SHARES         CLASS C SHARES
                                                     --------------         --------------         --------------

NAME AND ADDRESS OF                               PERCENTAGE OWNED OF     PERCENTAGE OWNED OF    PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                         RECORD                 RECORD                  RECORD
-------------------                               -------------------     -------------------    -------------------
Charles Schwab & Co Inc.
Reinvestment Account                                     20.32%                   --                      --
101 Montgomery Street
San Francisco, CA  94104-0000

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers                          --                    6.88%                  6.26%
Attn:  Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246

MANAGEMENT OWNERSHIP

As of October 31, 2001, the trustees and officers as a group owned less than 1% of the shares of any Fund.

                                   APPENDIX D

                                 MANAGEMENT FEES

         For the last four fiscal periods*, the management fees by each Fund, the amounts waived by AIM and the net fee paid by each Fund were as follows:


                        FUND NAME                       JULY 31, 2001                JULY 31, 2000
                        ---------                       -------------                -------------
                                                          MANAGEMENT                   MANAGEMENT
                                                         FEE PAYABLE                  FEE PAYABLE
                                                         -----------                  -----------
         AIM International Value Fund                       $1,124,443                  $773,221

         AIM Real Estate Fund                                  538,600                  249,957

                        FUND NAME                     DECEMBER 31, 1999            DECEMBER 31, 1998
                        ---------                     -----------------            -----------------
                                                          MANAGEMENT                   MANAGEMENT
                                                         FEE PAYABLE                  FEE PAYABLE
                                                         -----------                  -----------
         AIM International Value Fund                       $1,307,027                 $1,238,568

         AIM Real Estate Fund                                  473,702                    625,129

     * During 2000, the Trust's fiscal year end was changed from December 31st to July 31st.

                                   APPENDIX E

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last four fiscal periods*:

                                                                      JULY 1 TO       JANUARY 1 TO
                               JULY 31,            JULY 31,          DECEMBER 31,       JUNE 30,
        FUND NAME                2001                2000                1999             1999**          1998**
        ---------              -------             -------           -----------       -----------        ------
AIM International Value
Fund                            $50,000            $29,098             $25,721          $151,347         $390,044

AIM Real Estate Fund            $50,000            $29,098             $25,205          $114,556         $275,972

     * During 2000, the Trust's fiscal year end was changed from December 31st to July 31st.

     ** Pursuant to an operating and services agreement in effect at that time.

    *** During the last three fiscal periods, AIM agreed to limit total annual operating expenses to 0.45%

                                   APPENDIX F

                              BROKERAGE COMMISSIONS


Brokerage commissions paid by each of the Funds listed below during the last four fiscal periods* were as follows:

                                                  JULY 31,         JULY 31,        DECEMBER 31,     DECEMBER 31,
                  FUND                              2001             2000              1999             1998
                  ----                           ----------       ----------        ----------       ----------
AIM International Value Fund................   $    82,830         $   93,172        $   82,505       $   42,855
AIM Real Estate Fund........................       177,266             84,381           157,871          256,164

* During 2000, the Trust's fiscal year end was changed from December 31st to July 31st.

                                   APPENDIX G

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS


         List of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended July 31, 2001.

                                                     CLASS A*                   CLASS B                 CLASS C
FUND                                                 SHARES                     SHARES                  SHARES
----                                                 ------                     ------                  ------
AIM International Value Fund                         $73,986                    $ 68,300                $758,917
AIM Real Estate Fund                                  64,724                     142,397                 206,810

       * Under the Class A Plan, the amount payable by each Fund to AIM Distributors was $103,581 and $87,233, respectively; however, AIM Distributors waived fees in the amounts of $29,595 and $22,509, respectively.

                                   APPENDIX H

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


         An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the year ended July 31, 2001, follows:

                                                    PRINTING &                UNDERWRITERS           DEALERS
                                     ADVERTISING     MAILING    SEMINARS      COMPENSATION        COMPENSATION
                                     -----------    ----------  --------      ------------        ------------
AIM International Value Fund.....    $  - 0 -       $ - 0 -     $  - 0 -        $   - 0 -         $    76,353
AIM Real Estate Fund.............       - 0 -         - 0 -        - 0 -            - 0 -              64,724

         An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the year ended July 31, 2001, follows:

                                                    PRINTING &                UNDERWRITERS           DEALERS
                                     ADVERTISING     MAILING    SEMINARS      COMPENSATION        COMPENSATION
                                     -----------    ----------  --------      ------------        ------------
AIM International Value Fund.....    $  - 0 -       $ - 0 -     $  - 0 -        $  51,225         $    17,075
AIM Real Estate Fund.............       5,104           241        1,337          106,798              28,917

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended July 31, 2001, follows:

                                                    PRINTING &                UNDERWRITERS           DEALERS
                                     ADVERTISING     MAILING    SEMINARS      COMPENSATION        COMPENSATION
                                     -----------    ----------  --------      ------------        ------------
AIM International Value Fund.....    $  8,268       $   729     $  2,249        $  50,655         $   697,016
AIM Real Estate Fund.............       5,100           190        - 0 -           26,491             175,029

                                   APPENDIX I

                               TOTAL SALES CHARGES


         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last four fiscal periods*:

                                     JULY 31, 2001            JULY 31, 2000         DECEMBER 31, 1999        DECEMBER 31, 1998
                                  ------------------    -----------------------   ----------------------   ----------------------

                                   SALES     AMOUNT       SALES         AMOUNT       SALES       AMOUNT     SALES        AMOUNT
                                  CHARGES   RETAINED     CHARGES       RETAINED     CHARGES     RETAINED   CHARGES      RETAINED
                                 --------   --------    ----------    ---------   -----------   --------   -------     ----------
AIM International Value Fund...  $ 77,964   $ 12,328    $7,582,977   $1,348,605   $ 4,738,340   $823,856   $6,719,092  $1,172,743
AIM Real Estate Fund...........   101,685     17,940        N/A           N/A           N/A        N/A         N/A          N/A

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by AIM Distributors for the last four fiscal periods*:

                                                             JULY 31,       JULY 31,          DECEMBER 31,     DECEMBER 31,
                                                               2001           2000                1999             1998
                                                             -------        --------          ------------      ----------
AIM International Value Fund.........................        $18,379        $284,148           $   150,341      $  106,255
AIM Real Estate Fund.................................          5,332            N/A              N/A                 N/A

     * During 2000, the Trust's fiscal year end was changed from December 31st to July 31st.

                                   APPENDIX J

                                PERFORMANCE DATA


AVERAGE ANNUAL TOTAL RETURN

The average annual total returns for each Fund, with respect to its Class A shares, for the periods ended July 31, 2001, are as follows:

                                                                        PERIODS ENDED
                                                                        JULY 31, 2001
                                                                            SINCE             INCEPTION
         CLASS A SHARES:                                1 YEAR            INCEPTION              DATE
         --------------                                 ------          --------------        ---------
AIM International Value Fund.......................      (19.34)%            3.67%              12/31/96
AIM Real Estate Fund...............................        3.02%             3.43%              12/31/96

         The average annual total returns for each Fund, with respect to its Class B shares, for the periods ended July 31, 2001, are as follows:

                                                                             PERIODS ENDED
                                                                             JULY 31, 2001
                                                                                 SINCE          INCEPTION
         CLASS B SHARES:                                     1 YEAR            INCEPTION          DATE
         --------------                                      ------          --------------     ---------
AIM International Value Fund..........................       (19.09)%            (1.29)%         03/03/98
AIM Real Estate Fund..................................         2.34%             (0.08)%         03/03/98

         The average annual total returns for each Fund, with respect to its Class C shares, for the periods ended July 31, 2001, are as follows:

                                                                     PERIODS ENDED
                                                                     JULY 31, 2001
                                                                                    SINCE            INCEPTION
         CLASS C SHARES:                                1 YEAR       5 YEARS      INCEPTION            DATE
         --------------                                 ------       -------      ---------          ---------
AIM International Value Fund..........................   (16.15)%      6.67%        8.04%            05/01/95
AIM Real Estate Fund..................................     6.35%       8.98%        9.50%            05/01/95

YIELDS

         The yield, dividend yield, and distribution yield of the named fund are as follows:

                                                                          PERIODS ENDED
                                                                          JULY 31, 2001
                                                                          -------------

                                                           CLASS A           CLASS B          CLASS C
                                                           -------           -------          -------
AIM Real Estate Fund
         30-Day SEC Yield                                    3.63%             3.14%            3.14%
         Dividend Yield*                                     2.92%             2.30%            2.30%
         Distribution Yield**                                3.82%             3.11%            3.11%

     *    Based on the 90-day period ended July 31, 2001.

     **   Based on the 365-day period ended July 31, 2001.

                           FINANCIAL STATEMENTS


                                       FS

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM International Value Fund
And Board of Trustees of AIM Advisors Funds:

We have audited the accompanying statement of assets and liabilities of AIM International Value Fund (a portfolio of Aim Advisors Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM International Value Fund at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders
AIM Advisor International Value Fund:

We have audited the accompanying statement of changes in net assets of AIM Advisor International Value Fund (a portfolio of AIM Advisor Funds, Inc.) for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Advisor International Value Fund for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

September 1, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
July 31, 2001

                                                              MARKET
                                                 SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.66%

AUSTRALIA-3.94%

National Australia Bank Ltd.-ADR (Banks)           36,000   $ 2,966,400
-----------------------------------------------------------------------
Rio Tinto Ltd.-ADR (Diversified Metals &
  Mining)                                          14,000       940,260
=======================================================================
                                                              3,906,660
=======================================================================

BRAZIL-1.31%

Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                           55,000     1,296,350
=======================================================================

FRANCE-9.00%

Compagnie de Saint-Gobain (Building Products)      10,000     1,474,796
-----------------------------------------------------------------------
Compagnie Generale des Etablissements
  Michelin-Class B (Tires & Rubber)                45,000     1,367,884
-----------------------------------------------------------------------
Societe Generale-ADR (Banks)                      200,000     2,225,860
-----------------------------------------------------------------------
TotalFinaElf S.A.-ADR (Integrated Oil & Gas)       33,833     2,398,083
-----------------------------------------------------------------------
Vivendi Universal S.A. (Movies &
  Entertainment)                                   25,000     1,466,044
=======================================================================
                                                              8,932,667
=======================================================================

GERMANY-5.39%

BASF A.G.-ADR (Diversified Chemicals)(a)           35,000     1,422,750
-----------------------------------------------------------------------
Bayer A.G.-ADR (Diversified Chemicals)             35,000     1,442,346
-----------------------------------------------------------------------
Deutsche Bank A.G.-ADR (Banks)                     20,000     1,399,736
-----------------------------------------------------------------------
SAP A.G.-ADR (Application Software)                30,000     1,082,400
=======================================================================
                                                              5,347,232
=======================================================================

HONG KONG-1.38%

China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                    310,000     1,375,190
=======================================================================

ITALY-4.59%

ENI S.p.A.-ADR (Integrated Oil & Gas)              25,000     1,530,000
-----------------------------------------------------------------------
San Paolo-IMI S.p.A.-ADR (Banks)                   40,000       998,000
-----------------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Integrated
  Telecommunication Services)                      22,000     2,032,800
=======================================================================
                                                              4,560,800
=======================================================================

JAPAN-20.53%

Canon, Inc.-ADR (Office Electronics)               70,000     2,368,800
-----------------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR (Photographic
  Products)                                        60,000     2,394,000
-----------------------------------------------------------------------
Hitachi Ltd.-ADR (Electronic Equipment &
  Instruments)                                     10,000       835,000
-----------------------------------------------------------------------
Honda Motor Co., Ltd.-ADR (Automobile
  Manufacturers)                                   13,000     1,194,700
-----------------------------------------------------------------------
KONAMI Corp. (Application Software)                25,000     1,106,354
-----------------------------------------------------------------------
Kyocera Corp.-ADR (Electronic Equipment &
  Instruments)                                     20,000     1,506,800
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
JAPAN-(CONTINUED)

Mitsubishi Tokyo Financial Group, Inc.
  (Banks)(a)                                          150   $ 1,199,184
-----------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)           10,000     1,765,365
-----------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Integrated Telecommunication Services)             350     1,795,375
-----------------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd. (Specialty
  Chemicals)                                       30,000     1,039,533
-----------------------------------------------------------------------
Sony Corp-ADR (Consumer Electronics)               30,000     1,485,600
-----------------------------------------------------------------------
Takefuji Corp. (Consumer Finance)                  15,000     1,270,006
-----------------------------------------------------------------------
TDK Corp. (Electronic Equipment &
  Instruments)                                     26,000     1,256,722
-----------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      35,000     1,153,969
=======================================================================
                                                             20,371,408
=======================================================================

MEXICO-1.57%

Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)          45,000     1,560,600
=======================================================================

NETHERLANDS-12.14%

ABN AMRO Holding N.V. (Banks)                      80,000     1,413,704
-----------------------------------------------------------------------
ING Groep N.V.-ADR (Diversified Financial
  Services)                                       100,000     3,251,000
-----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Consumer Electronics)                  77,600     2,144,088
-----------------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR (Integrated Oil
  & Gas)                                           38,000     2,204,000
-----------------------------------------------------------------------
Unilever N.V.-ADR (Packaged Foods)                 50,642     3,035,988
=======================================================================
                                                             12,048,780
=======================================================================

NORWAY-1.00%

Statoil A.S.A. (Integrated Oil & Gas)(a)          140,000       988,560
=======================================================================

PORTUGAL-1.38%

Portugal Telecom, SGPS, S.A.-ADR (Integrated
  Telecommunication Services)(a)                  193,800     1,372,104
=======================================================================

SOUTH KOREA-1.85%

Korea Electric Power Corp.-ADR (Electric
  Utilities)                                      100,000       888,000
-----------------------------------------------------------------------
Korea Telecom Corp.-ADR (Integrated
  Telecommunication Services)                      45,000       954,000
=======================================================================
                                                              1,842,000
=======================================================================

SPAIN-5.07%

Banco Popular Espanol S.A. (Banks)                 35,000     1,269,769
-----------------------------------------------------------------------
Endesa S.A.-ADR (Electric Utilities)              130,000     2,106,000
-----------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)       100,000     1,652,000
=======================================================================
                                                              5,027,769
=======================================================================

SWITZERLAND-8.67%

Nestle S.A.-ADR (Packaged Foods)                   60,000     3,213,030
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
SWITZERLAND-(CONTINUED)

Novartis A.G.-ADR (Pharmaceuticals)                72,000   $ 2,521,440
-----------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)                                    23,000     1,208,039
-----------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)                                        5,000     1,658,178
=======================================================================
                                                              8,600,687
=======================================================================

UNITED KINGDOM-19.84%

BP PLC (Integrated Oil & Gas)                     200,000     1,663,383
-----------------------------------------------------------------------
British Airways PLC-ADR (Airlines)                 25,000     1,215,000
-----------------------------------------------------------------------
British Telecommunications PLC-ADR
  (Integrated Telecommunication Services)          35,000     2,430,750
-----------------------------------------------------------------------
Carlton Communications PLC-ADR (Broadcasting
  & Cable TV)                                      40,000     1,010,000
-----------------------------------------------------------------------
Corus Group PLC-ADR (Steel)                        75,000       607,500
-----------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                225,000     2,312,274
-----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          55,030     3,178,533
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

HSBC Holdings PLC-ADR (Banks)                      45,000   $ 2,646,900
-----------------------------------------------------------------------
Marks & Spencer PLC (Department Stores)           300,000     1,057,253
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           79,960     1,823,536
-----------------------------------------------------------------------
Scottish Power PLC (Electric Utilities)           250,000     1,746,054
=======================================================================
                                                             19,691,183
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $91,562,043)                           96,921,990
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-2.95%

Federal Home Loan Mortgage Corp. Disc. Notes,
  3.80%, 08/01/01 (Cost $2,930,000)(b)         $2,930,000     2,930,000
=======================================================================
TOTAL INVESTMENTS-100.61% (Cost $94,492,043)             99,851,990
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.61%)                          (608,091)
=======================================================================
NET ASSETS-100.00%                                          $99,243,899
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Disc.  - Discounted

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost
  $94,492,043)                                  $ 99,851,990
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   247,468
------------------------------------------------------------
  Dividends                                          231,943
------------------------------------------------------------
Investment for deferred compensation plan             21,130
------------------------------------------------------------
Other assets                                          22,041
============================================================
    Total assets                                 100,374,572
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             894,615
------------------------------------------------------------
  Deferred compensation plan                          21,130
------------------------------------------------------------
Accrued distribution fees                            161,093
------------------------------------------------------------
Accrued trustees' fees                                   831
------------------------------------------------------------
Accrued transfer agent fees                           13,652
------------------------------------------------------------
Accrued operating expenses                            39,352
============================================================
    Total liabilities                              1,130,673
============================================================
Net assets applicable to shares outstanding     $ 99,243,899
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 27,869,707
____________________________________________________________
============================================================
Class B                                         $  8,572,084
____________________________________________________________
============================================================
Class C                                         $ 62,802,108
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            1,996,827
____________________________________________________________
============================================================
Class B                                              626,847
____________________________________________________________
============================================================
Class C                                            4,596,355
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      13.96
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.96 divided by
      94.50%)                                   $      14.77
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      13.67
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      13.66
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $361,399)                                     $  2,142,977
------------------------------------------------------------
Interest                                             173,874
============================================================
    Total investment income                        2,316,851
============================================================

EXPENSES:

Advisory fees                                      1,124,443
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        44,664
------------------------------------------------------------
Distribution fees -- Class A                         103,581
------------------------------------------------------------
Distribution fees -- Class B                          68,300
------------------------------------------------------------
Distribution fees -- Class C                         758,917
------------------------------------------------------------
Transfer agent fees -- Class A                        35,148
------------------------------------------------------------
Transfer agent fees -- Class B                        10,562
------------------------------------------------------------
Transfer agent fees -- Class C                       117,356
------------------------------------------------------------
Trustees' fees                                         8,184
------------------------------------------------------------
Other                                                126,696
============================================================
    Total expenses                                 2,447,851
============================================================
Less: Fees waived                                    (29,595)
------------------------------------------------------------
    Expenses paid indirectly                          (2,150)
============================================================
    Net expenses                                   2,416,106
============================================================
Net investment income (loss)                         (99,255)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            2,906,335
------------------------------------------------------------
  Foreign currencies                                 (93,502)
============================================================
                                                   2,812,833
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (21,198,002)
------------------------------------------------------------
  Foreign currencies                                    (471)
============================================================
                                                 (21,198,473)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (18,385,640)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(18,484,895)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2001, the seven months ended July 31, 2000 and the year ended December 31, 1999

                                                               YEAR ENDED     SEVEN MONTHS ENDED     YEAR ENDED
                                                                JULY 31,           JULY 31,         DECEMBER 31,
                                                                  2001               2000               1999
                                                              ------------    ------------------    ------------
OPERATIONS:

  Net investment income (loss)                                $    (99,255)      $     85,646       $    143,982
----------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   2,812,833         13,900,577          7,610,920
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and
    foreign currencies                                         (21,198,473)       (22,688,883)        18,912,609
================================================================================================================
    Net increase (decrease) in net assets resulting from
       operations                                              (18,484,895)        (8,702,660)        26,667,511
================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --                 --           (432,681)
----------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --            (42,668)
----------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --           (838,386)
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (3,675,406)                --           (115,532)
----------------------------------------------------------------------------------------------------------------
  Class B                                                         (716,096)                --            (20,873)
----------------------------------------------------------------------------------------------------------------
  Class C                                                      (10,259,617)                --           (410,586)
----------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        6,225,433            396,487         (2,103,894)
----------------------------------------------------------------------------------------------------------------
  Class B                                                        4,552,726            576,201            446,063
----------------------------------------------------------------------------------------------------------------
  Class C                                                       (3,518,037)       (13,025,971)       (14,925,148)
================================================================================================================
    Net increase (decrease) in net assets                      (25,875,892)       (20,755,943)         8,223,806
================================================================================================================

NET ASSETS:

  Beginning of year                                            125,119,791        145,875,734        137,651,928
================================================================================================================
  End of year                                                 $ 99,243,899       $125,119,791       $145,875,734
________________________________________________________________________________________________________________
================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 92,831,000       $ 84,520,202       $ 96,576,058
----------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (458,107)          (470,742)        (1,208,005)
----------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                       1,511,801         14,512,653          1,261,120
----------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           5,359,205         26,557,678         49,246,561
================================================================================================================
                                                              $ 99,243,899       $125,119,791       $145,875,734
________________________________________________________________________________________________________________
================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM International Value Fund (formerly, AIM Advisor International Value Fund) (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On July 31, 2001, shares of beneficial interest was increased by $1,050,676, undistributed net investment income (loss) was increased by $111,890, and undistributed net realized gain (loss) from investment securities was decreased by $1,162,566 as a result of differing book/tax adjustments due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions, net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. (IGAM) (formerly known as INVESCO Global Asset Management Limited) whereby AIM pays IGAM 40% of the net fee paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2001, AFS was paid $68,187 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $73,986, $68,300 and $758,917, respectively, as compensation under the Plans. For the year ended July 31, 2001, AIM Distributors waived fees of $29,595 for Class A shares.
  AIM Distributors received commissions of $12,328 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2001, AIM Distributors received $18,379 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $4,080 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,150 under an expense offset arrangement which resulted in a reduction of the Fund's expenses of $2,150.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES


The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $24,690,835 and $31,034,324, respectively.


The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $ 17,881,213
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    $(12,955,649)
============================================================================
Net unrealized appreciation of investment securities            $  4,925,564
____________________________________________________________________________
============================================================================

Cost of investments for tax purposes is $94,926,426.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                                  YEAR ENDED                SEVEN MONTHS ENDED                YEAR ENDED
                                                JULY 31, 2001                 JULY 31, 2000               DECEMBER 31, 1999
                                          --------------------------    --------------------------    --------------------------
                                            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                          ----------    ------------    ----------    ------------    ----------    ------------
Sold:
  Class A                                  4,820,707    $ 76,472,942       709,637    $ 13,249,138     1,038,717    $ 17,709,368
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                    381,219       5,709,213        80,824       1,502,635       154,805       2,600,272
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                  1,114,774      16,413,689       437,361       8,098,953       914,757      15,303,016
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                    229,494       3,508,962            --              --        28,852         526,848
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                     44,591         671,547            --              --         3,257          59,148
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                    594,141       8,935,880            --              --        59,722       1,083,956
================================================================================================================================
Reacquired:
  Class A                                 (4,659,020)    (73,756,471)     (680,668)    (12,852,651)   (1,198,053)    (20,340,110)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                   (115,405)     (1,828,034)      (49,271)       (926,434)     (133,374)     (2,213,357)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                 (1,907,736)    (28,867,606)   (1,138,356)    (21,124,924)   (1,855,582)    (31,312,120)
================================================================================================================================
                                             502,765    $  7,260,122      (640,473)   $(12,053,283)     (986,899)   $(16,582,979)
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                            SEVEN MONTHS
                                                              YEAR ENDED       ENDED           YEAR ENDED DECEMBER 31,
                                                               JULY 31,       JULY 31,      -----------------------------
                                                               2001(a)        2000(a)        1999       1998      1997(a)
                                                              ----------    ------------    -------    -------    -------
Net asset value, beginning of period                           $ 18.78        $ 19.92       $ 16.57    $ 14.99    $13.42(b)
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.08           0.08          0.13       0.09      0.17
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.64)         (1.22)         3.57       1.59      1.69
=========================================================================================================================
    Total from investment operations                             (2.56)         (1.14)         3.70       1.68      1.86
=========================================================================================================================
Less distributions:
  Dividends from net investment income                              --             --         (0.28)     (0.10)    (0.07)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.26)            --         (0.07)        --     (0.22)
=========================================================================================================================
    Total distributions                                          (2.26)            --         (0.35)     (0.10)    (0.29)
=========================================================================================================================
Net asset value, end of period                                 $ 13.96        $ 18.78       $ 19.92    $ 16.57    $14.99
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                 (14.66)%        (5.72)%       22.54%     11.20%    13.84%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $27,870        $30,153       $31,412    $28,281    $8,444
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.57%(d)       1.54%(e)      1.51%      1.57%     1.71%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.67%(d)       1.64%(e)      1.72%      1.81%     1.81%
=========================================================================================================================
Ratio of net investment income to average net assets              0.49%(d)       0.70%(e)      0.71%      0.84%     0.83%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             23%            18%           24%         9%        9%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $29,594,681.
(e)  Annualized.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                            MARCH 3, 1998
                                                                            SEVEN MONTHS                     (DATE SALES
                                                              YEAR ENDED       ENDED         YEAR ENDED     COMMENCED) TO
                                                               JULY 31,       JULY 31,      DECEMBER 31,    DECEMBER 31,
                                                               2001(a)        2000(a)           1999            1998
                                                              ----------    ------------    ------------    -------------
Net asset value, beginning of period                            $18.59         $19.81          $16.48          $16.21
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)         (0.01)          (0.01)             --
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.61)         (1.21)           3.56            0.27
=========================================================================================================================
    Total from investment operations                             (2.66)         (1.22)           3.55            0.27
=========================================================================================================================
Less distributions:
  Dividends from net investment income                              --             --           (0.15)             --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.26)            --           (0.07)             --
=========================================================================================================================
    Total distributions                                          (2.26)            --           (0.22)             --
=========================================================================================================================
Net asset value, end of period                                  $13.67         $18.59          $19.81          $16.48
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 (15.42)%        (6.16)%         21.70%           1.67%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $8,572         $5,883          $5,642          $4,289
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.36%(c)       2.32%(d)        2.27%           2.32%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.36%(c)       2.32%(d)        2.38%           2.46%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.30)%(c)     (0.08)%(d)      (0.05)%          0.09%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             23%            18%             24%              9%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,829,989.
(d)  Annualized.

                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                                    SEVEN MONTHS
                                                      YEAR ENDED       ENDED                   YEAR ENDED DECEMBER 31,
                                                       JULY 31,       JULY 31,      ---------------------------------------------
                                                       2001(a)        2000(a)       1999(a)       1998      1997(a)(b)    1996(b)
                                                      ----------    ------------    --------    --------    ----------    -------
Net asset value, beginning of period                   $ 18.58        $ 19.80       $  16.48    $  14.93     $ 13.42      $ 11.13
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.05)         (0.01)         (0.01)         --        0.01        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (2.61)         (1.21)          3.55        1.55        1.73         2.34
=================================================================================================================================
    Total from investment operations                     (2.66)         (1.22)          3.54        1.55        1.74         2.33
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      --             --          (0.15)         --       (0.01)          --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  (2.26)            --          (0.07)         --       (0.22)       (0.04)
=================================================================================================================================
    Total distributions                                  (2.26)            --          (0.22)         --       (0.23)       (0.04)
=================================================================================================================================
Net asset value, end of period                         $ 13.66        $ 18.58       $  19.80    $  16.48     $ 14.93      $ 13.42
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         (15.42)%        (6.16)%        21.64%      10.38%      12.98%       20.99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $62,802        $89,084       $108,821    $105,083     $93,162      $51,916
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        2.36%(d)       2.32%(e)       2.27%       2.32%       2.46%        2.50%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     2.36%(d)       2.32%(e)       2.38%       2.46%       2.46%        2.50%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (0.30)%(d)     (0.08)%(e)     (0.05)%      0.09%       0.08%       (0.16)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     23%            18%            24%          9%          9%           5%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $75,891,710.
(e)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Real Estate Fund
And Board of Trustees of AIM Advisor Funds:

We have audited the accompanying statement of assets and liabilities of AIM Real Estate Fund (a portfolio of AIM Advisor Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Real Estate Fund at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
AIM Advisor Real Estate Fund:

We have audited the accompanying statement of changes in net assets of AIM Advisor Real Estate Fund (a portfolio of AIM Advisor Funds, Inc.) for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Advisor Real Estate Fund for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

September 1, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
July 31, 2001

                                                              MARKET
                                                 SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS & COMMON
  STOCKS-93.43%

APARTMENTS-27.55%

Apartment Investment & Management Co.-Class A     35,500    $ 1,640,810
-----------------------------------------------------------------------
Archstone Communities Trust                        61,300     1,563,763
-----------------------------------------------------------------------
Avalonbay Communities, Inc.                        53,500     2,559,975
-----------------------------------------------------------------------
Camden Property Trust                              66,400     2,486,680
-----------------------------------------------------------------------
Equity Office Properties Trust                    197,907     5,941,168
-----------------------------------------------------------------------
Essex Property Trust, Inc.                         24,200     1,231,780
-----------------------------------------------------------------------
Smith (Charles E.) Residential Realty, Inc.        35,300     1,762,176
-----------------------------------------------------------------------
Summit Properties Inc.                             59,800     1,560,780
=======================================================================
                                                             18,747,132
=======================================================================

DIVERSIFIED-6.43%

Cousins Properties, Inc.                           51,400     1,290,654
-----------------------------------------------------------------------
Vornado Realty Trust                               79,900     3,087,336
=======================================================================
                                                              4,377,990
=======================================================================

HEALTHCARE-5.20%

Health Care Property Investors, Inc.               40,500     1,445,040
-----------------------------------------------------------------------
Health Care REIT, Inc.                             85,000     2,091,000
=======================================================================
                                                              3,536,040
=======================================================================

INDUSTRIAL PROPERTIES-5.24%

Cabot Industrial Trust                             50,000     1,050,000
-----------------------------------------------------------------------
ProLogis Trust                                    118,800     2,518,560
=======================================================================
                                                              3,568,560
=======================================================================

INDUSTRIAL/OFFICE PROPERTIES-6.64%

Kilroy Realty Corp.                                74,600     1,999,280
-----------------------------------------------------------------------
Liberty Property Trust                             68,350     2,023,160
-----------------------------------------------------------------------
Reckson Associates Realty Corp.                    22,200       491,730
=======================================================================
                                                              4,514,170
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

Cypress Communications Voting Trust(a)(b)(c)        9,809         2,281
=======================================================================

INTERNET SOFTWARE & SERVICES-0.00%

Internap Network Services Corp.(a)                    152           286
=======================================================================

LODGING-RESORTS-1.62%

FelCor Lodging Trust Inc.                          13,900       302,186
-----------------------------------------------------------------------
Hospitality Properties Trust                       22,000       617,100
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
LODGING-RESORTS-(CONTINUED)

LaSalle Hotel Properties                           11,000   $   185,350
=======================================================================
                                                              1,104,636
=======================================================================

OFFICE PROPERTIES-19.15%

Boston Properties, Inc.                            75,300     2,902,815
-----------------------------------------------------------------------
Brandywine Realty Trust                            31,900       680,108
-----------------------------------------------------------------------
CarrAmerica Realty Corp.                           50,500     1,507,425
-----------------------------------------------------------------------
Equity Residential Properties Trust                57,000     3,231,900
-----------------------------------------------------------------------
Mack-Cali Realty Corp.                             73,000     2,022,100
-----------------------------------------------------------------------
SL Green Realty Corp.                              88,600     2,684,580
=======================================================================
                                                             13,028,928
=======================================================================

REGIONAL MALLS-10.39%

CBL & Associates Properties, Inc.                  49,700     1,532,748
-----------------------------------------------------------------------
General Growth Properties, Inc.                    62,400     2,253,264
-----------------------------------------------------------------------
Macerich Co. (The)                                 15,000       361,500
-----------------------------------------------------------------------
Simon Property Group, Inc.                        103,100     2,922,885
=======================================================================
                                                              7,070,397
=======================================================================

SELF STORAGE FACILITIES-1.29%

Public Storage, Inc-Series A                       35,000       875,000
=======================================================================

SHOPPING CENTERS-9.92%

Chelsea Property Group, Inc.                       15,800       756,820
-----------------------------------------------------------------------
Developers Diversified Realty Corp.                50,700       889,785
-----------------------------------------------------------------------
Federal Realty Investment Trust                    15,000       322,500
-----------------------------------------------------------------------
Kimco Realty Corp.                                 44,200     2,068,560
-----------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               105,800     2,708,480
=======================================================================
                                                              6,746,145
=======================================================================
    Total Real Estate Investment Trusts &
      Common Stocks (Cost $55,813,064)                       63,571,565
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-6.46%

Federal Home Loan Bank, Disc. Notes,
  3.80%, 08/01/01 (Cost $4,394,000)(d)         $4,394,000     4,394,000
=======================================================================
TOTAL INVESTMENTS-99.89% (Cost $60,207,064)                  67,965,565
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.11%                              73,050
=======================================================================
NET ASSETS-100.00%                                          $68,038,615
_______________________________________________________________________
=======================================================================

Investment Abbreviation:

Disc.  - Discounted

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. Investment in security not registered under the Securities Act of 1933 and is restricted as to resale.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) The interest rate shown represents the rate of discount paid or received at the time of purchase by the fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost $60,207,064)  $67,965,565
------------------------------------------------------------
Cash                                                     707
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   169,663
------------------------------------------------------------
  Dividends                                           86,642
------------------------------------------------------------
  Due from Advisor                                    22,895
------------------------------------------------------------
Investment for deferred compensation plan             20,480
------------------------------------------------------------
Other assets                                          22,788
============================================================
    Total assets                                  68,288,740
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             144,418
------------------------------------------------------------
  Deferred compensation plan                          20,480
------------------------------------------------------------
Accrued distribution fees                             45,400
------------------------------------------------------------
Accrued trustees' fees                                 1,056
------------------------------------------------------------
Accrued transfer agent fees                           14,490
------------------------------------------------------------
Accrued operating expenses                            24,281
============================================================
    Total liabilities                                250,125
============================================================
Net assets applicable to shares outstanding      $68,038,615
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $28,399,919
____________________________________________________________
============================================================
Class B                                          $16,917,104
____________________________________________________________
============================================================
Class C                                          $22,721,592
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            2,094,963
____________________________________________________________
============================================================
Class B                                            1,244,950
____________________________________________________________
============================================================
Class C                                            1,674,563
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $     13.56
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.56 divided by
      95.25%)                                    $     14.24
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     13.59
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     13.57
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Dividends                                         $3,119,084
------------------------------------------------------------
Interest                                             178,755
============================================================
    Total investment income                        3,297,839
============================================================

EXPENSES:

Advisory fees                                        538,600
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        24,916
------------------------------------------------------------
Distribution fees -- Class A                          87,233
------------------------------------------------------------
Distribution fees -- Class B                         142,397
------------------------------------------------------------
Distribution fees -- Class C                         206,810
------------------------------------------------------------
Transfer agent fees -- Class A                        59,330
------------------------------------------------------------
Transfer agent fees -- Class B                        32,964
------------------------------------------------------------
Transfer agent fees -- Class C                        47,876
------------------------------------------------------------
Trustees' fees                                         8,260
------------------------------------------------------------
Other                                                 97,564
============================================================
    Total expenses                                 1,295,950
============================================================
Less: Fees waived                                    (63,751)
------------------------------------------------------------
    Expenses paid indirectly                          (1,992)
============================================================
    Net expenses                                   1,230,207
============================================================
Net investment income                              2,067,632
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       2,443,459
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                              269,711
------------------------------------------------------------
Net gain from investment securities                2,713,170
============================================================
Net increase in net assets resulting from
  operations                                      $4,780,802
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2001, the seven months ended July 31, 2000 and the year ended December 31, 1999

                                                               YEAR ENDED     SEVEN MONTHS ENDED     YEAR ENDED
                                                                JULY 31,           JULY 31,         DECEMBER 31,
                                                                  2001               2000               1999
                                                              ------------    ------------------    ------------
OPERATIONS:

  Net investment income                                       $  2,067,632       $  1,118,015       $  1,698,362
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            2,443,459               (226)        (8,493,267)
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                     269,711          9,785,935          4,696,984
================================================================================================================
    Net increase in net assets resulting from operations         4,780,802         10,903,724         (2,097,921)
================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (990,088)          (407,821)          (880,747)
----------------------------------------------------------------------------------------------------------------
  Class B                                                         (457,442)          (198,721)          (292,274)
----------------------------------------------------------------------------------------------------------------
  Class C                                                         (675,541)          (340,716)        (1,010,658)
----------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        4,106,152          3,016,298         (2,285,404)
----------------------------------------------------------------------------------------------------------------
  Class B                                                        3,507,802            669,804          3,517,105
----------------------------------------------------------------------------------------------------------------
  Class C                                                        1,552,030         (3,537,708)       (10,749,346)
================================================================================================================
    Net increase in net assets                                  11,823,715         10,104,860        (13,799,245)
================================================================================================================

NET ASSETS:

  Beginning of year                                             56,214,900         46,110,040         59,909,285
================================================================================================================
  End of year                                                 $ 68,038,615       $ 56,214,900       $ 46,110,040
________________________________________________________________________________________________________________
================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 74,058,968       $ 64,892,984       $ 64,744,590
----------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                              113,383            168,822             (1,935)
----------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (13,892,237)       (16,335,696)       (16,335,470)
----------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   7,758,501          7,488,790         (2,297,145)
================================================================================================================
                                                              $ 68,038,615       $ 56,214,900       $ 46,110,040
________________________________________________________________________________________________________________
================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Real Estate Fund (formerly, AIM Advisor Real Estate Fund) (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $13,665,572 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO, Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the net fee paid by the Fund to AIM. For the year ended July 31, 2001, AIM waived fees of $41,242.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2001, AFS was paid $82,192 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $64,724, $142,397 and $206,810, respectively, as compensation under the Plans. For the year ended July 31, 2001, AIM Distributors waived fees of $22,509 for Class A shares.
  AIM Distributors received commissions of $17,940 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2001, AIM Distributors received $5,332 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $4,007 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,110 and reductions in custodian fees of $882 under expense offset arrangements which resulted in a reduction of the Fund's expenses of $1,992.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $57,318,868 and $48,301,712, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $7,723,852
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (192,016)
=========================================================
Net unrealized appreciation of investment
  securities                                   $7,531,836
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $60,433,729.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                                    YEAR ENDED             SEVEN MONTHS ENDED               YEAR ENDED
                                                  JULY 31, 2001               JULY 31, 2000             DECEMBER 31, 1999
                                             ------------------------    -----------------------    --------------------------
                                              SHARES        AMOUNT        SHARES       AMOUNT         SHARES         AMOUNT
                                             ---------    -----------    --------    -----------    ----------    ------------
Sold:
  Class A                                    1,024,020    $13,196,877     759,953    $ 8,885,425       805,892    $  9,057,241
------------------------------------------------------------------------------------------------------------------------------
  Class B                                      764,984      9,831,883     627,434      7,322,643       554,129       6,045,844
------------------------------------------------------------------------------------------------------------------------------
  Class C                                      432,910      5,577,023     175,530      2,024,139       301,049       3,371,676
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                       70,224        904,991      30,565        356,440        73,515         798,302
------------------------------------------------------------------------------------------------------------------------------
  Class B                                       31,575        408,247      13,756        161,995        24,076         261,703
------------------------------------------------------------------------------------------------------------------------------
  Class C                                       45,459        586,238      25,544        298,128        81,508         887,308
==============================================================================================================================
Reacquired:
  Class A                                     (777,728)    (9,995,716)   (546,405)    (6,225,567)   (1,098,601)    (12,140,947)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                     (525,346)    (6,732,328)   (592,222)    (6,814,834)     (254,623)     (2,790,442)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                     (360,238)    (4,611,231)   (526,918)    (5,859,975)   (1,372,447)    (15,008,330)
==============================================================================================================================
                                               705,860    $ 9,165,984     (32,763)   $   148,394      (885,502)   $ (9,517,645)
______________________________________________________________________________________________________________________________
==============================================================================================================================


NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                            SEVEN MONTHS
                                                              YEAR ENDED       ENDED           YEAR ENDED DECEMBER 31,
                                                               JULY 31,       JULY 31,      -----------------------------
                                                                 2001         2000(a)        1999      1998(a)     1997
                                                              ----------    ------------    -------    -------    -------
Net asset value, beginning of period                           $ 13.04        $ 10.61       $ 11.46    $ 15.74    $ 14.19(b)
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.50           0.30          0.42       0.58       0.34
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.54           2.38         (0.75)     (4.11)      2.39
=========================================================================================================================
    Total from investment operations                              1.04           2.68         (0.33)     (3.53)      2.73
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.52)         (0.25)        (0.52)     (0.50)     (0.44)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --            --      (0.25)     (0.74)
=========================================================================================================================
    Total distributions                                          (0.52)         (0.25)        (0.52)     (0.75)     (1.18)
=========================================================================================================================
Net asset value, end of period                                 $ 13.56        $ 13.04       $ 10.61    $ 11.46    $ 15.74
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                   8.23%         25.61%        (2.88)%   (22.54)%    19.78%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $28,400        $23,187       $16,279    $20,087    $16,507
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.63%(d)       1.62%(e)      1.61%      1.55%      1.60%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.79%(d)       2.05%(e)      1.73%      1.71%      1.70%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of net investment income to average net assets              3.88%(d)       4.49%(e)      3.70%      4.37%      3.26%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             85%            39%           52%        69%        57%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $24,923,716.
(e)  Annualized.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                            MARCH 3, 1998
                                                                            SEVEN MONTHS                     (DATE SALES
                                                              YEAR ENDED       ENDED         YEAR ENDED     COMMENCED) TO
                                                               JULY 31,       JULY 31,      DECEMBER 31,    DECEMBER 31,
                                                                 2001         2000(a)           1999           1998(a)
                                                              ----------    ------------    ------------    -------------
Net asset value, beginning of period                           $ 13.07        $ 10.64          $11.48          $15.34
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.41           0.25            0.32            0.37
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.53           2.39           (0.72)          (3.58)
=========================================================================================================================
    Total from investment operations                              0.94           2.64           (0.40)          (3.21)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.42)         (0.21)          (0.44)          (0.40)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --              --           (0.25)
=========================================================================================================================
    Total distributions                                          (0.42)         (0.21)          (0.44)          (0.65)
=========================================================================================================================
Net asset value, end of period                                 $ 13.59        $ 13.07          $10.64          $11.48
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   7.42%         25.08%          (3.53)%        (21.02)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $16,917        $12,722          $9,839          $6,901
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.36%(c)       2.37%(d)        2.35%           2.31%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.43%(c)       2.70%(d)        2.37%           2.35%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of net investment income to average net assets              3.15%(c)       3.73%(d)        2.96%           3.62%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             85%            39%             52%             69%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $14,239,705.
(d)  Annualized.

                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                                      SEVEN MONTHS
                                                        YEAR ENDED       ENDED                  YEAR ENDED DECEMBER 31,
                                                         JULY 31,       JULY 31,      -------------------------------------------
                                                           2001         2000(a)       1999(a)    1998(a)    1997(a)(b)    1996(b)
                                                        ----------    ------------    -------    -------    ----------    -------
Net asset value, beginning of period                     $ 13.05        $ 10.62       $ 11.46    $ 15.74     $ 14.19      $ 10.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.41           0.25          0.33       0.50        0.36         0.33
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             0.53           2.39         (0.73)     (4.13)       2.26         3.51
=================================================================================================================================
    Total from investment operations                        0.94           2.64         (0.40)     (3.63)       2.62         3.84
=================================================================================================================================
Less distributions:
  Dividends from net investment income                     (0.42)         (0.21)        (0.44)     (0.40)      (0.33)       (0.31)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --             --            --      (0.25)      (0.74)       (0.10)
=================================================================================================================================
    Total distributions                                    (0.42)         (0.21)        (0.44)     (0.65)      (1.07)       (0.41)
=================================================================================================================================
Net asset value, end of period                           $ 13.57        $ 13.05       $ 10.62    $ 11.46     $ 15.74      $ 14.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             7.43%         25.13%        (3.54)%   (23.16)%     18.88%       36.43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $22,722        $20,306       $19,992    $32,921     $43,934      $20,566
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.36%(d)       2.37%(e)      2.35%      2.31%       2.35%        2.40%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.43%(d)       2.70%(e)      2.37%      2.37%       2.35%        2.40%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets        3.15%(d)       3.73%(e)      2.96%      3.62%       2.54%        3.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       85%            39%           52%        69%         57%          25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $20,681,034.
(e)  Annualized.